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                                                                  Exhibit 10.18


                      AMENDED AND RESTATED LOAN AGREEMENT

                                     AMONG

                        CITADEL BROADCASTING COMPANY AND
                             CITADEL LICENSE, INC.

                                      AND

                                    LENDERS


                               DATED JULY 3, 1997


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                               TABLE OF CONTENTS

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                                                                                                      Page No.
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PRELIMINARY STATEMENT..................................................................................  1

ARTICLE I..............................................................................................  1

DEFINITIONS AND DETERMINATIONS.........................................................................  1
         1.1      Definitions..........................................................................  1
         1.2      Time Periods......................................................................... 28
         1.3      Accounting Terms and Determinations.................................................. 28
         1.4      References........................................................................... 29
         1.5      Borrowers' Knowledge................................................................. 29
         1.6      Benefit of Lenders................................................................... 29

ARTICLE II............................................................................................. 29

LOANS AND TERMS OF PAYMENT............................................................................. 29
         2.1      Existing Loans; Outstanding L/C Guaranty Obligations................................. 29
         2.2      Additional Loans; Issuance of L/C Guaranties......................................... 29
                  2.2.1    Obligation of Lenders....................................................... 29
                  2.2.2    Obligations of Borrowers.................................................... 30
         2.3      Conditions to Additional Loans; L/C Guaranties....................................... 30
         2.4      Procedures for Additional Loans and Issuance of L/C Guaranties....................... 31
                  2.4.1    Making Additional Loans Other Than in Connection With L/C
                           Guaranties.................................................................. 31
                  2.4.2    L/C Guaranties.............................................................. 31
                  2.4.3    Additional Loans in Connection with L/C Guaranties.......................... 31
         2.5               Interest; Default Rate, Late Charges, Loan Fees and Agent's Fees............ 32
                  2.5.1    Interest.................................................................... 32
                  2.5.2    Late Charges................................................................ 33
                  2.5.3    Amendment Fee............................................................... 33
                  2.5.4    Agent's Fee................................................................. 33
                  2.5.5    Unused Commitment Fee....................................................... 33
                  2.5.6    Letter of Credit Fees....................................................... 34
                  2.5.7    Computation of Interest, Unused Commitment Fees and Letter of
                           Credit Fees................................................................. 34
         2.6      LIBOR Loans.......................................................................... 34
                  2.6.1    Election by Borrowers....................................................... 34
                  2.6.2    LIBOR Limitations........................................................... 35
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
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                  2.6.3    Eurodollar Deposits Unavailable or Interest Rate
                           Unascertainable............................................................. 35
                  2.6.4    Tax and Other Laws.......................................................... 35
                  2.6.5    Changes in Law Rendering LIBOR Loans Unlawful............................... 35
                  2.6.6    Indemnity................................................................... 36
                  2.6.7    Option to Replace Affected Lender........................................... 36
         2.7               Reductions of Commitments, Principal Payments............................... 36
                  2.7.1    Mandatory Reductions of Commitments and Principal Payments.................. 36
                  2.7.2    Other Mandatory Reductions of Commitments; Prepayments of the
                           Loans....................................................................... 36
         2.8      Voluntary Reductions in Commitments and Prepayments; Prepayment
                  Premiums............................................................................. 37
                  2.8.1    Voluntary Reduction of Commitments.......................................... 37
                  2.8.2    Voluntary Prepayments....................................................... 37
                  2.8.3    Premiums.................................................................... 38
         2.9      Payment at Maturity.................................................................. 38
         2.10     Letter of Credit Fund................................................................ 38
         2.11     Payments after Event of Default...................................................... 38
         2.12     Method and Distribution of Payments.................................................. 38
                  2.12.1   Method of Payment; Good Funds............................................... 38
                  2.12.2   Distribution of Payments.................................................... 38
                  2.12.3   Distributions by Agent to Lenders........................................... 39

ARTICLE III............................................................................................ 39

SECURITY; GUARANTY..................................................................................... 39
         3.1      Security............................................................................. 39
         3.2      Guaranty............................................................................. 39

ARTICLE IV............................................................................................. 39

CONDITIONS OF CLOSINGS; ACQUISITIONS; TELE-MEDIA MERGER................................................ 39
         4.1      Closing.............................................................................. 39
                  4.1.1    Representations and Warranties.............................................. 39
                  4.1.2    Consummation of Mergers; Tele-Media Acquisition............................. 39
                  4.1.3    Delivery of Documents....................................................... 40
                  4.1.4    Performance; No Default..................................................... 41
                  4.1.5    Opinions of Counsel......................................................... 41
                  4.1.6    Approval of Instruments and Security Interests.............................. 41
                  4.1.7    Security Interests.......................................................... 42
                  4.1.8    FCC Licenses................................................................ 42
                  4.1.9    LMA Agreements.............................................................. 42
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
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                  4.1.10   Financial Statements, Reports and Projections............................... 42
                  4.1.11   Material Adverse Change..................................................... 42
                  4.1.12   Use of Assets............................................................... 42
                  4.1.13   Broker Fees................................................................. 42
                  4.1.14   Insurance................................................................... 43
                  4.1.15   Payment of Amendment Fee and Other Fees..................................... 43
         4.2      Tele-Media Merger.................................................................... 43
                  4.2.1    Consummation of Tele-Media Merger........................................... 43
                  4.2.2    Delivery of Documents....................................................... 43
                  4.2.3    Opinions of Counsel......................................................... 44
                  4.2.4    Security Interests.......................................................... 44
                  4.2.5    Insurance................................................................... 44
         4.3.     Acquisitions......................................................................... 44
                  4.3.1    Consummation of Acquisitions................................................ 44
                  4.3.2    Delivery of Documents....................................................... 45
                  4.3.3    Financial Statements, Reports and Projections............................... 45
                  4.3.4    Compliance with Applicable Ratio............................................ 45
                  4.3.5    Opinions of Counsel......................................................... 45
                  4.3.6    FCC Licenses................................................................ 45
                  4.3.7    Security Interest........................................................... 46
                  4.3.8    Environmental Audit......................................................... 46
                  4.3.9    Insurance; Survey........................................................... 46
                  4.3.10   Engineer's Certificate...................................................... 46
                  4.3.11   Payment of Fees............................................................. 46
                  4.3.12   Representations and Warranties.............................................. 46
                  4.3.13   Performance; No Default..................................................... 46
         4.4      Landlord's Consent................................................................... 47

ARTICLE V.............................................................................................. 47

REPRESENTATIONS AND WARRANTIES......................................................................... 47
         5.1      Corporate Existence and Power........................................................ 47
         5.2      Corporate Authority.................................................................. 47
         5.3      Capital Stock, Senior Subordinated Notes and Related Matters......................... 47
                  5.3.1    Capitalization of Borrowers................................................. 47
                  5.3.2    Restrictions................................................................ 47
         5.4      Binding Agreements................................................................... 48
         5.5      Business, Property and Licenses of Borrower.......................................... 48
                  5.5.1    Business and Property....................................................... 48
                  5.5.2    FCC Licenses................................................................ 48
                  5.5.3    LMA Agreements.............................................................. 48
                  5.5.4    Operating Agreements........................................................ 48


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
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                  5.5.5    Business Locations.......................................................... 49
                  5.5.6    Real Property; Leases....................................................... 49
                  5.5.7    Operation and Maintenance of Equipment...................................... 49
         5.6      Title to Property; Liens............................................................. 49
         5.7      Projections and Financial Statements................................................. 49
                  5.7.1    Financial Statements........................................................ 49
                  5.7.2    Projections................................................................. 50
         5.8      Litigation........................................................................... 50
         5.9      Defaults in Other Agreements; Consents; Conflicting Agreements....................... 50
         5.10     Taxes................................................................................ 51
         5.11     Compliance with Applicable Laws...................................................... 51
         5.12     Patents, Trademarks and Franchises................................................... 51
         5.13     FCC Matters.......................................................................... 51
         5.14     Environmental Matters................................................................ 52
         5.15     Application of Certain Laws and Regulations.......................................... 52
                  5.15.1   Investment Company Act...................................................... 52
                  5.15.2   Holding Company Act......................................................... 52
                  5.15.3   Foreign or Enemy Status..................................................... 52
                  5.15.4   Regulations as to Borrowing................................................. 52
         5.16     Margin Regulations................................................................... 52
         5.17     Other Indebtedness................................................................... 53
         5.18     No Misrepresentation................................................................. 53
         5.19     Employee Benefit Plans............................................................... 53
                  5.19.1   No Other Plans.............................................................. 53
                  5.19.2   ERISA and Code Compliance and Liability..................................... 53
                  5.19.3   Funding..................................................................... 53
                  5.19.4   Prohibited Transactions and Payments........................................ 54
                  5.19.5   No Termination Event........................................................ 54
                  5.19.6   ERISA Litigation............................................................ 54
         5.20     Employee Matters..................................................................... 54
                  5.20.1   Collective Bargaining Agreements; Grievances................................ 54
                  5.20.2   Claims Relating to Employment............................................... 54
         5.21     Burdensome Obligations............................................................... 54
         5.22     Insurance............................................................................ 55
         5.23     Representation as to Acquisition Instruments......................................... 55

ARTICLE VI............................................................................................. 55

AFFIRMATIVE COVENANTS.................................................................................. 55
         6.1      Legal Existence; Good Standing....................................................... 55
         6.2      Inspection........................................................................... 55
         6.3      Financial Statements and Other Information........................................... 56


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
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                  6.3.1    Monthly Statements.......................................................... 56
                  6.3.2    Quarterly Statements........................................................ 56
                  6.3.3    Annual Statements........................................................... 57
                  6.3.4    Officer's Certificates...................................................... 57
                  6.3.5    Accountants' Certificate.................................................... 58
                  6.3.6    Audit Reports............................................................... 58
                  6.3.7    Business Plans.............................................................. 58
                  6.3.8    Notice of Defaults; Loss.................................................... 58
                  6.3.9    Notice of Suits, Adverse Events............................................. 58
                  6.3.10   Reports to Shareholders, Creditors and Governmental
                           Bodies...................................................................... 59
                  6.3.11   ERISA Notices and Requests.................................................. 59
                  6.3.12   Rating Books................................................................ 60
                  6.3.13   Other Information........................................................... 60
         6.4      Reports to Governmental Bodies and Other Persons..................................... 60
         6.5      Maintenance of Licenses and Other Agreements......................................... 61
         6.6      Insurance............................................................................ 61
                  6.6.1    Key Man Life Insurance...................................................... 61
                  6.6.2    Business Insurance.......................................................... 61
                  6.6.3    Business Insurance, Claims and Proceeds..................................... 61
                  6.6.4    Flood Insurance............................................................. 62
         6.7      Future Leases........................................................................ 62
         6.8      Future Acquisitions of Real Property................................................. 62
         6.9      Environmental Audit.................................................................. 62
         6.10     Environmental Matters................................................................ 62
                  6.10.1   Compliance.................................................................. 62
                  6.10.2   Certification............................................................... 63
         6.11     Interest Hedge Contract.............................................................. 63
         6.12     Compliance with Laws................................................................. 63
         6.13     Taxes and Claims..................................................................... 63
         6.14     Maintenance of Properties............................................................ 63

ARTICLE VII............................................................................................ 63

NEGATIVE COVENANTS..................................................................................... 63
         7.1      Borrowing............................................................................ 64
         7.2      Liens................................................................................ 64
         7.3      Merger and Acquisition............................................................... 64
         7.4      Contingent Liabilities............................................................... 64
         7.5      Distributions........................................................................ 64
         7.6      Limitation of Corporate Overhead and Capital Expenditures............................ 64
                  7.6.1    Corporate Overhead.......................................................... 64
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                  7.6.2    Capital Expenditures........................................................ 65
         7.7      Payments of Indebtedness for Borrowed Money.......................................... 65
         7.8      Obligations as Lessee Under Operating Leases......................................... 65
         7.9      Investments.......................................................................... 65
         7.10     Fundamental Business Changes; Limitations on Non-Operating
         Companies..................................................................................... 65
         7.11     Sale or Transfer of Assets........................................................... 66
         7.12     Amendment of Instruments............................................................. 66
         7.13     Acquisition of Additional Properties................................................. 66
         7.14     Issuance of Capital Stock; Debt Securities........................................... 66
         7.15     Transactions with Affiliates......................................................... 66
         7.16     Compliance with ERISA................................................................ 66
         7.17     LMA Agreements....................................................................... 67
         7.18     Business Locations................................................................... 67
         7.19     Maximum Leverage Test................................................................ 67
         7.20     Senior Debt Leverage................................................................. 68
         7.21     Minimum Interest Coverage............................................................ 68
         7.22     Minimum Fixed Charges................................................................ 68

ARTICLE VIII........................................................................................... 68

DEFAULT AND REMEDIES................................................................................... 68
         8.1      Events of Default.................................................................... 68
                  8.1.1    Default in Payment.......................................................... 69
                  8.1.2    Breach of Covenants......................................................... 69
                  8.1.3    Breach of Warranty.......................................................... 69
                  8.1.4    Default Under Other Indebtedness for Borrowed Money......................... 69
                  8.1.5    Bankruptcy.................................................................. 69
                  8.1.6    Judgments................................................................... 70
                  8.1.7    Impairment of Licenses; Other Agreements.................................... 70
                  8.1.8    Collateral.................................................................. 70
                  8.1.9    Interruption of Operations.................................................. 70
                  8.1.10   Plans....................................................................... 71
                  8.1.11   Change in Control; Cessation of Wilson's Activities......................... 71
                  8.1.12   Guaranty.................................................................... 71
         8.2      Acceleration of Borrower's Obligations............................................... 71
         8.3      Rescission of Acceleration........................................................... 72
         8.4      Remedies on Default.................................................................. 72
                  8.4.1    Remedies upon Acceleration.................................................. 72
                  (a)      Enforcement of Security Interests........................................... 72
                  (b)      Other Remedies.............................................................. 72
                  8.4.2    Blockage Notice............................................................. 72
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         8.5      Application of Funds................................................................. 72
                  8.5.1    Expenses.................................................................... 72
                  8.5.2    Existing Prepayment Premium................................................. 72
                  8.5.3    Borrowers' Obligations...................................................... 73
                  8.5.4    Surplus..................................................................... 73
         8.6      Performance of Borrower's Obligations................................................ 73
         8.7      Right of Setoff...................................................................... 73

ARTICLE IX............................................................................................. 73

THE AGENT.............................................................................................. 73
         9.1      Appointment.......................................................................... 73
         9.2      Delegation of Duties................................................................. 74
         9.3      Nature of Duties; Independent Credit Investigation................................... 74
         9.4      Instructions from Lenders............................................................ 74
         9.5      Exculpatory Provisions............................................................... 74
         9.6      Reimbursement and Indemnification by Lenders of the Agent............................ 75
         9.7      Reliance by Agent.................................................................... 75
         9.8      Notice of Default.................................................................... 75
         9.9      Release of Collateral................................................................ 75
         9.10     Lenders in Their Individual Capacities............................................... 75
         9.11     Holders of Notes..................................................................... 76
         9.12     Successor Agent...................................................................... 76
         9.13     Delivery of Information.............................................................. 76
         9.14     Beneficiaries........................................................................ 76

ARTICLE X.............................................................................................. 77

LOAN ASSIGNMENT AND PARTICIPATION...................................................................... 77
         10.1     Assignment to Other Lenders.......................................................... 77
                  10.1.1   Assignment.................................................................. 77
                  10.1.2   Effect of Assignment........................................................ 77
                  10.1.3   Register.................................................................... 77
                  10.1.4   Substitution of Notes....................................................... 77
         10.2     Participations....................................................................... 78

ARTICLE XI............................................................................................. 78

CLOSING................................................................................................ 78

ARTICLE XII............................................................................................ 78



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
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EXPENSES AND INDEMNITY................................................................................. 78
         12.1     Attorney's Fees and Other Fees and Expenses.......................................... 78
                  12.1.1   Fees and Expenses for Preparation of Loan Instruments....................... 78
                  12.1.2   Fees and Expenses in Enforcement of Rights or Defense of
                  Loan Instruments..................................................................... 79
         12.2     Indemnity............................................................................ 79
                  12.2.1   Brokerage Fees.............................................................. 79
                  12.2.2   General..................................................................... 79
                  12.2.3   Operation of Collateral; Joint Venturers.................................... 79
                  12.2.4   Environmental Indemnity..................................................... 79

ARTICLE XIII........................................................................................... 80

MISCELLANEOUS.......................................................................................... 80
         13.1     Notices.............................................................................. 80
         13.2     Survival of Loan Agreement; Indemnities.............................................. 81
         13.3     Further Assurance.................................................................... 82
         13.4     Taxes and Fees....................................................................... 82
         13.5     Severability......................................................................... 82
         13.6     Waivers and Amendments............................................................... 82
         13.7     Joint and Several Liability.......................................................... 82
         13.8     Captions............................................................................. 83
         13.9     Successors and Assigns............................................................... 83
         13.10    Remedies Cumulative.................................................................. 83
         13.11    Entire Agreement; Conflict........................................................... 83
         13.12    APPLICABLE LAW....................................................................... 83
         13.13    JURISDICTION AND VENUE............................................................... 83
         13.14    WAIVER OF RIGHT TO JURY TRIAL........................................................ 84
         13.15    TIME OF ESSENCE...................................................................... 84
         13.16    Estoppel Certificate................................................................. 84
         13.17    Consequential Damages................................................................ 85
         13.18    Counterparts......................................................................... 85
         13.19    No Fiduciary Relationship............................................................ 85
         13.20    Notice of Breach by Agent and Lenders................................................ 85
         13.21    Confidentiality...................................................................... 85
         13.22    Governmental Approval................................................................ 85



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                      AMENDED AND RESTATED LOAN AGREEMENT

         AMENDED AND RESTATED LOAN AGREEMENT, dated as of July 3, 1997, among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC. and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for all Lenders (this and all other capitalized terms used herein are defined in Section 1.1 below) and the other Lenders which are parties hereto.


                             PRELIMINARY STATEMENT:

         A. The Original Borrowers and FINOVA, in its individual capacity and as Agent for all Lenders, entered into a Loan Agreement dated as of October 9, 1996, which agreement was amended by amendments dated as of December 31, 1996, February 14, 1997, April 10, 1997 and May 30, 1997 (collectively, the "Original Loan Agreement").

         B. Borrowers have requested Lenders' consent to, inter alia, (i) the DAC Merger, the DLI Merger, the Tele-Media Acquisition and the Tele-Media Merger, (ii) the issuance of the Senior Subordinated Notes and the Exchangeable Preferred Stock, (iii) the consolidation of the Term Loan and Revolving Loan into a revolving loan and (iv) the modification of certain of the covenants and other provisions of the Original Loan Agreement.

         C. Lenders are willing to grant such consent subject to the terms and conditions set forth herein.

         NOW THEREFORE, the Original Loan Agreement is amended and restated in its entirety as follows:


                                   ARTICLE I

                         DEFINITIONS AND DETERMINATIONS

         1.1 Definitions. As used in this Loan Agreement and in the other Loan Instruments, unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

              Accountants: KPMG Peat Marwick or any other independent certified public accounting firm selected by Borrowers and reasonably satisfactory to Required Lenders.

              Accounting Changes:  as defined in Section 1.3.



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              Accounts Decrease:  for any period, the excess of the Eligible
         Accounts at the beginning of such period over the Eligible Accounts at the end of such period.

              Accounts Increase: for any period, the excess of Eligible Accounts at the end of such period over the Eligible Accounts at the beginning of such period.

              Acquisition:  an Asset Acquisition or an Equity Acquisition.

              Acquisition Closing.  the consummation of a Permitted Acquisition.

              Acquisition Closing Date: the date of a Permitted Acquisition Closing.

              Acquisition Instruments: the purchase agreement and all other documents executed in connection with a Permitted Acquisition.

              Acquisition Loan Instruments: collectively, the following documents to be executed and delivered in connection with a Permitted
         Acquisition:

              (i) any amendments to the Loan Instruments and any Mortgages, Security Agreements, UCC Financing Statements and other agreements required by Agent to (A) reflect the effect of such Acquisition and (B) grant to Agent a perfected Lien, subject only to Permitted Prior Liens, upon all Property acquired by CBC upon the consummation (x) of such Acquisition, if such acquisition is an Asset Acquisition or
                     (y) the Acquisition Merger, if such Acquisition is an Equity Acquisition, and (z) to the extent permitted by applicable law, the FCC Licenses (and the proceeds thereof) transferred to CLI in connection with such Acquisition;

              (ii)   Assignment of Acquisition Instruments;

              (iii) a Landlord's Consent executed by each Landlord under each Lease assumed or executed by CBC in connection with such Acquisition;

              (iv) a Seller's Consent with respect to such Acquisition if such consent is required to the applicable Assignment of Acquisition Instruments; and

              (v) such other instruments, documents, certificates, consents, waivers, and opinions as Agent may reasonably require in connection with such Acquisition.

              Acquisition Merger:  as defined in subsection 4.3.1.

              Additional Closing:  the disbursement of an Additional Loan.


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              Additional Closing Date:  the date of an Additional Closing.

              Additional Loan: a loan made by Lenders to Borrowers on any Additional Closing Date.

              Adjusted Leverage Ratio: as of the end of any month the ratio of the Adjusted Total Debt as of such date to Adjusted Operating Cash Flow for the 12-month period ending on such date.

              Adjusted Operating Cash Flow: for any twelve-month period or Four-Quarter Period, as applicable, the Operating Cash Flow of CBC for such period,

              (i)     plus the sum of the following:

                      (A) if a Permitted Acquisition has been made during such period, the Operating Cash Flow of each Station or Related Business which has been acquired by CBC pursuant to such Acquisition, either directly or as a result of an Acquisition Merger, from the beginning of such period until the date such Acquisition or Acquisition Merger was consummated;

                      (B) when determining whether a proposed Acquisition will be a Permitted Acquisition the Operating Cash Flow for such period of the Station or Related Business to be acquired, whether directly or as a result of an Acquisition Merger, as determined to the satisfaction of the Required Lenders based on financial and other information submitted to Agent by Borrowers; and

                      (C) such adjustments to the Operating Cash Flow of CBC and such Station or Related Business for such period as the Required Lenders reasonably deem appropriate, based on information furnished to Agent by Borrowers, to take into account reductions or increases in expenses for said period which would have been effected if such Acquisition had been consummated at the beginning of such period.

              (ii)    minus the sum of the following:

                      (A) with respect to any Permitted Disposition made within such period, the Operating Cash Flow of the Station or Related Business which is the subject of such Disposition from the beginning of such period until the date of the consummation of such Disposition; and



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                      (B)    when determining whether a proposed Disposition
                             will be a Permitted Disposition the Operating Cash Flow for such period of the Station or Related Business which is the subject of such proposed Disposition.

         In calculating the Adjusted Operating Cash Flow for any period from January 1, 1997 to the Closing Date the Operating Cash Flow of DAC for such period shall be included.

              Adjusted Total Debt: as of any applicable date, the Total Debt as of such date (i) plus, when determining whether a proposed Acquisition shall be a Permitted Acquisition or whether Borrowers are entitled to a disbursement of an Additional Loan requested by Borrowers (A) the amount of the Additional Loan requested by Borrowers and (B) in case of a proposed Acquisition, the amount of Indebtedness for Borrowed Money to be assumed by Borrowers in connection with such Acquisition or Acquisition Merger, as applicable, and (ii) minus, when determining whether a proposed Disposition shall be a Permitted Disposition, the Principal Balance to be repaid from the proceeds of such Disposition.

              Adjusted Total Leverage Ratio: as of the end of any month the ratio of the Adjusted Total Debt as of such date to the Adjusted Operating Cash Flow for the twelve-month period ending on such date.

              Affiliate: any Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract or otherwise. For the purposes hereof, any Person which owns or controls, directly or indirectly, 10% or more of the securities or equity interests, as applicable, whether voting or non-voting, of any other Person shall be deemed to "control" such Person.

              Agent:  FINOVA, as agent for the Lenders.

              Agent's Fee:  as defined in subsection 2.5.4.

              Amended and Restated Assignment of Leases: the Amended and Restated Assignment of Leases executed by CBC in the form of
         EXHIBIT 1A.

              Amended and Restated Contribution Agreement: the Amended and Restated Contribution Agreement between the Borrowers in the form of
         EXHIBIT 1B.

              Amended and Restated Guaranty: the Amended and Restated Guaranty executed by Guarantor in the form of EXHIBIT 1C.


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              Amended and Restated Security Agreement (CBC):  the Amended and
         Restated Security Agreement executed by CBC in the form of EXHIBIT 1D.

              Amended and Restated Security Agreement (CLI): the Amended and Restated Security Agreement executed by CLI in the form of EXHIBIT 1E.

              Amended and Restated Stock Pledge Agreement (CBC Common Stock): the Amended and Restated Stock Pledge Agreement executed by Guarantor (CBC Common Stock) in the form of EXHIBIT 1F.

              Amended and Restated Trademark Security Agreement: the Amended and Restated Trademark Security Agreement executed by CBC in the form of EXHIBIT 1G.

              Amended and Restated Use Agreement: the Amended and Restated Use Agreement among Borrowers and Tele-Media in form and substance reasonably acceptable to Agent.

              Amendment Fee:  as defined in subsection 2.5.3.

              Applicable Margin:  as defined in subsection 2.5.1.

              Applicable Ratio: on the last day of any month during the period set forth below the ratio set forth opposite such period:

              Each Month During Period                    Ratio
              ------------------------                    -----
              Closing Date through November 1997           6.75
              December 1997 through May 1998               6.5
              June 1998 through November 1998              6.25
              December 1998 through May 1999               6.0
              June 1999 through November 1999              5.75
              December 1999 through May 2000               5.5
              June 2000 through November 2000              5.25
              December 2000 through May 2001               5.0
              June 2001 through November 2001              4.75
              December 2001 through May 2002               4.5
              June 2002 through November 2002              4.25
              December 2002 through June 2003              4.0

              Asset Acquisition: an acquisition of Station Assets and the related FCC Licenses or of Related Business Assets.

              Assignee: any Person to which a Loan Assignment is made in compliance with the provisions of subsection 10.1.1.

              Assignment and Acceptance: an Assignment and Acceptance Agreement to be executed in connection with each Loan Assignment in the form of
         EXHIBIT 1H.

              Assignment of Acquisition Instruments: an Assignment of Acquisition Instruments to be executed in connection with each Permitted Acquisition in the form of EXHIBIT 1I.

              Assignment of Interest Hedge Contract: the Assignment of Interest Hedge Contract executed by the Original Borrowers pursuant to the Original Loan Agreement.

              Assignment of Key Man Life Insurance: the Assignment of the Key Man Life Insurance executed by CBC pursuant to the Original Loan Agreement.

              Bankruptcy Code: the United States Bankruptcy Code and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

              Base Rate: the per annum rate of interest announced or published publicly from time to time by Citibank, N.A. in New York, New York as its corporate base (or equivalent) rate of interest, which rate shall change automatically without notice and simultaneously with each change in such corporate base rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Citibank, N.A. in New York, New York.

              Base Rate Portion: the Principal Balance other than the portion thereof consisting of LIBOR Loans.

              Basic Financial Statements:  as defined in subsection 6.3.3.

              Borrower:  either of the Borrowers.

              Borrowers:  CBC and CLI.

              Borrowers' Obligations: (i) any and all Indebtedness due or to become due, whether contingent or otherwise, now existing or hereafter arising, of Borrowers to Lenders and/or Agent pursuant to the terms of this Loan Agreement or any other Loan Instrument, including the Existing Prepayment Premium and (ii) the performance of the covenants of Borrowers contained in the Loan Instruments.

              Broadcast Market: Each of the Stations or group of the CBC Stations of a Borrower serving a specific geographical area or market as set forth in EXHIBIT 1J.

              Broadcasting Business: the business of owning and/or operating (i) a Station, including the operation of a Station pursuant to an LMA,
         (ii) the sale of advertising time for a Station pursuant to a JSA,
         (iii) a Related Business and (iv) related ancillary activities.

              Business Day: (i) except as provided in clause (ii), any day other than a Saturday, Sunday or other day on which banks in Chicago, Illinois, are required or authorized to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with a LIBOR Loan, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the applicable interbank eurodollar market.

              Business Insurance: such property, casualty, business interruption and other insurance, other than the Key Man Life Insurance and flood insurance, as Agent from time to time reasonably requires CBC to maintain.

              Capital Expenditures: collectively, payments that are made or liabilities that are incurred by CBC and DAC (but as to DAC only for the period from January 1, 1997 through the Closing Date), other than for a Permitted Acquisition, for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under GAAP is required to be capitalized and appear on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instruments pursuant to which they are made are characterized by such Person or any other Person. Except for the purpose of determining Excess Cash Flow, a Capital Expenditure shall be deemed to be made as of the time the Property which is the subject thereof is put into service by such Person.

              Capitalized Lease: any lease of Property, the obligations for the rental of which are required to be capitalized in accordance with GAAP.

              Cash Equivalents: collectively, the aggregate of each CBC's (i) cash on hand or in any bank or trust company, and checks on hand and in transit, (ii) monies on deposit in any money market account, and (iii) treasury bills, certificates of deposit, commercial paper and readily marketable securities at current market value having, in each instance, a maturity of not more than 180 days.

              CBC:  Citadel Broadcasting Company.

              CBC Common Stock: all of the issued and outstanding common stock of CBC and all warrants, options and other equity interests issued and outstanding with respect thereto.

              CBC Stations:  each of the Stations listed on EXHIBIT 1K.

              Chief Financial Officer: the treasurer of CBC or any other Person designated by CBC as its chief financial officer.

              Certificate of Designation: the Certificate of Designation filed on or prior to the Closing Date by CBC with the Secretary of State of Nevada with respect to the Exchangeable Preferred Stock.

              CLI Capital Stock: all of the issued and outstanding capital stock, warrants, options and other equity interests of CLI.

              Closing: this Loan Agreement being deemed to becoming effective pursuant to Section 4.1.

              Closing Certificate: a Closing Certificate signed by the President of each Borrower in form and substance reasonably acceptable to Agent.

              Closing Date:  July 3, 1997.

              Code: the Internal Revenue Code of 1986, as amended, and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

              Collateral: (i) all existing and after-acquired Property of Borrowers, including without limitation (A) all existing and after-acquired accounts, equipment, general intangibles, (B) the Key Man Life Insurance and (C) the Real Estate, (ii) the CBC Common Stock,
         (iii) the CLI Capital Stock, (iv) the Tele-Media Capital Stock and (v) all proceeds of the foregoing.

              Commitment: shall mean, as to any Lender, the amount initially set forth opposite its name in the column labeled "Commitment" on Schedule I, less any reductions made pursuant to Sections 2.7 and subsection 2.8.1, as adjusted from time to time to reflect any Assignment and Acceptances.

              Commitments:  at any time, the aggregate of each Lender's
         Commitment.

              Communications Act: the Communications Act of 1934 and the rules and regulations issued thereunder, as amended and in effect from time to time.

              Compliance Certificate: a Compliance Certificate executed by the Chief Financial Officer in the form of EXHIBIT 1L.

              Corporate Overhead: during any period, the aggregate of all compensation, traveling, entertainment, automobile and airplane expenses of the Persons listed on EXHIBIT 1M incurred by the Obligors and all other costs and expenses incurred by the Obligors which are not allocable or are not incurred directly in the operation of any of the CBC Stations, Related Businesses, any JSA Station or any LMA Station, including, but not limited to any legal expenses and auditing fees, minus the revenues received by the Obligors from users of the trade name "Cat Country," but excluding the IPO Expenses.

              DAC:  Deschutes River Broadcasting, Inc., a Nevada corporation.

              DAC Leases:  each Lease described as a "DAC Lease" in EXHIBIT 1S.

              DAC Merger: the merger of DAC into CBC with CBC being the surviving corporation.

              DAC Merger Instruments: the articles of merger and all other documents executed and/or filed in connection with the DAC Merger.

              DAC Real Estate: each parcel of Real Estate described as "DAC Real Estate" in EXHIBIT 1X.

              Debt Service: during any period, all payments by Borrowers during such period of principal, interest, loan fees and other charges made with respect to Indebtedness for Borrowed Money, which payments are required or permitted to be made pursuant to this Loan Agreement and are due and payable during such period, but excluding payments made pursuant to subsection 2.7.2.

              Default Rate: with respect to (i) the Base Rate Portion and all of the other of Borrowers' Obligations other than LIBOR Loans, a per annum rate equal to the Base Rate in effect from time to time plus the Applicable Margin plus 2.0% per annum and (ii) each LIBOR Loan, a per annum rate equal to the LIBOR Rate applicable thereto plus the Applicable Margin plus 2.0% per annum.

              Default Rate Period: a period of time commencing on the date that an Event of Default has occurred and ending on the date that such Event of Default is cured or waived.

              Disposition: any sale, lease, assignment, transfer or other disposition of any Property by Borrowers of Station Assets and the related FCC Licenses or Related Business Assets.

              DLI:  Deschutes License, Inc., a Nevada corporation.

              DLI Licenses: the FCC Licenses issued to DLI with respect to the Stations operated by DAC immediately prior to the DLI Merger.

              DLI Merger: the merger of DLI into CLI with CLI being the surviving corporation.

              DLI Merger Instruments: the articles of merger and all other documents executed in connection with the DLI Merger.

              Eligible Accounts: at any given time, the aggregate of the face amount of the accounts receivable of CBC, exclusive of any accounts receivable over 60 days past due, net of applicable reserves and Trade Out Transactions.

              Employee Benefit Plan: any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of any Obligor or any ERISA Affiliate, or (ii) has at any time within the preceding six years been maintained for the employees of any Obligor or any current or former ERISA Affiliate.

              Engineer: an engineer or engineers selected by CBC and acceptable to Agent.

              Environmental Audit: (i) a Phase I audit report with respect to a parcel of real estate and such other studies and reports as Agent reasonably deems necessary after review of the results of said Phase I audit, including, if reasonably required by Agent, soil and ground water tests, each such report and study to be in form and content and issued by Persons reasonably acceptable to Agent and (ii) a letter from each Person issuing each such report or study entitling Lenders to rely thereon.

              Environmental Certificate: the Environmental Certificate executed by CBC in form and substance acceptable to Agent.

              Environmental Compliance Certificate: an Environmental Compliance Certificate executed by CBC in form and substance acceptable to Agent.

              Environmental Laws: any and all federal, state and local laws that relate to or impose liability or standards of conduct concerning public or occupational health and safety or protection of the environment, as now or hereafter in effect and as have been or hereafter may be amended including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 USC Section 9601 et seq.), the Hazardous Materials Transportation Act (42 U.S.C. Section 1802 et seq.), the Resources Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.
         Section 1251 et seq.), the Toxic Substances Control Act (15 U.S.C.
         Section 2601 et seq.), the Clean Air Act (42 U.S.C. Section 7901 et seq.), the National Environmental Policy Act (42 U.S.C. Section 4231, et seq.), the Refuse Act (33 U.S.C. Section 407, et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300(f) et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), and all rules, regulations, codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

              Equity Acquisition: an acquisition of the capital stock or other equity interest of the Person or Persons which own Station Assets and the related FCC Licenses or Related Business Assets.

              ERISA: the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

              ERISA Affiliate: any Person who is a member of a group which is under common control with any Obligor, who together with any Obligor is treated as a single employer within the meaning of Section 414(b),(c), and (m) of the Code.

              Eurocurrency Reserve Requirements: for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal rounded upward to the nearest 1/100th of 1%) as determined by Agent of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System of the United States or other Governmental Body, or any successor thereto, having jurisdiction with respect thereto) prescribed for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

              Event of Default:  any of the Events of Default set forth in
         Section 8.1.

              Excess Cash Flow: (i) for any period, the aggregate for such period of the (A) Operating Cash Flow of CBC and (B) Accounts Decrease,
         (ii) minus, the aggregate of the following for such period: (w) Debt Service, (x) amounts actually paid for Capital Expenditures permitted to be incurred pursuant to this Loan Agreement, whether or not under the definition "Capital Expenditures" such Capital Expenditures were deemed to be made during such period, but excluding amounts paid from the proceeds of Permitted Senior Indebtedness, (y) the Accounts Increase, and (z) distributions for Corporate Overhead, subject to the limitations set forth in subsection 7.6.1 and (iii) plus, for the year 1997, the Operating Cash Flow of DAC for the period from January 1, 1997 to the Closing Date.

              Excess Interest:  as defined in subsection 2.5.1(d).

              Exchange Indenture: the Indenture dated as of July 1, 1997 among Borrowers and The Bank of New York, as trustee, relating to the Exchangeable Debentures.

              Exchangeable Debentures: the Exchangeable Debentures due 2009 issued in exchange for Exchangeable Preferred Stock.

              Exchangeable Debenture Indebtedness: the Indebtedness evidenced by the Exchangeable Debentures.

              Exchangeable Preferred Stock: the Series A Exchangeable Preferred Stock issued by CBC on the Closing Date, any exchangeable preferred stock issued in exchange therefor pursuant to the Preferred Stock Registration Rights Agreement, and any exchangeable preferred stock issued by CBC as dividends in accordance with the Certificate of Designation.

              Exchangeable Preferred Stock Instruments: collectively, the Certificate of Designation, the Preferred Stock Registration Rights Agreement, the Exchange Indenture and the form of each of the Exchangeable Preferred Stock and Exchange Debentures to be issued by CBC, and the forms of the Exchangeable Preferred Stock certificates and Exchangeable Debentures.

              Existing Loan Instruments: collectively, the (i) Existing Mortgages, (ii) Existing UCC Financing Statements, (iii) Assignment of Interest Hedge Contract, (iv) Assignment of Key Man Life Insurance, (v) Stock Pledge Agreement (CLI Capital Stock) and (vi) Existing Assignments of Acquisition Instruments.

              Existing Assignments of Acquisition Instruments: the Assignments of Acquisition Instruments described in EXHIBIT 1N.

              Existing Mortgages:  the Mortgages described in EXHIBIT 1O.

              Existing Prepayment Premium: the Prepayment Premium (as defined in the Loan Agreement dated as of May 12, 1994 between CBC and FINOVA) owed by CBC to FINOVA on the Original Closing Date in the amount of $909,312, which was deemed to be fully earned on such date and which shall be reduced on the last day of each quarter until the quarter immediately preceding the quarter in which Borrowers' Obligations are paid in full and the Commitments are terminated by an amount equal to
         (i) 56.7% multiplied by the Principal Balance as of the last day of the applicable quarter, the product of which is multiplied by (ii) .0625%

              Existing UCC Financing Statements: the UCC Financing Statements filed pursuant to the Original Loan Agreement.

              FCC: the Federal Communications Commission or any Governmental Body succeeding to its functions.

              FCC Licenses:  the Licenses issued by the FCC.

              Fixed Charges: for any period, the sum for such period of (i) Interest Expense, (ii) taxes paid, (iii) the amount actually paid during such period for Capital Expenditures, whether or not under the definition of "Capital Expenditures" such Capital Expenditure were deemed to be made during such period and (iv) principal payments on the Loans required pursuant to subsections 2.7.1 and 2.8.1.

              Four-Quarter Period: the four quarters ending on the date indicated.

              Funding Date:  the date of disbursement of an Additional Loan.

              GAAP: generally accepted accounting principles as in effect from time to time, which shall include but shall not be limited to the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

              Good Funds: United States Dollars available in Federal funds to Agent at or before 12:00 P.M., Chicago time, on a Business Day.

              Governmental Body: any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

              Guarantor: Citadel Communications Corporation, a Nevada corporation.

              Guarantor's Obligations: any and all Indebtedness, due or to become due, now existing or howsoever arising of Guarantor to Lenders pursuant to the Amended and Restated Guaranty.

              Hazardous Materials: any hazardous, toxic, dangerous or other waste, substance or material defined as such in, regulated by or for purposes of any Environmental Law.

              Incipient Default: any event or condition which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

              Indebtedness: all liabilities, obligations and reserves, contingent or otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without duplication: (i) Indebtedness for Borrowed Money, (ii) obligations secured by any Lien upon Property, except to the extent such obligation exceeds the value of the Property which is subject to such Lien and is a non-recourse obligation, (iii) the Reimbursement Obligation, (iv) guaranties, letters of credit and other contingent obligations, and (v) liabilities in respect of unfunded vested benefits under any Pension Plan or in respect of withdrawal liabilities incurred under ERISA by CBC or any ERISA Affiliate to any Multiemployer Plan.

              Indebtedness for Borrowed Money: without duplication, all Indebtedness (i) in respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, all of Borrowers' Obligations, the Senior Subordinated Indebtedness, the Exchangeable Debenture Indebtedness, and Permitted Senior Indebtedness), (iii) in respect of rent or hire of Property under Capitalized Leases or for the deferred purchase price of Property, (iv) in respect of obligations under conditional sales or other title retention agreements, and (v) all guaranties of any or all of the foregoing.

              Initial Loan Instruments:  collectively, the following documents:

                     (i)    Loan Agreement;

                    (ii)    Notes;

                   (iii)    Amended and Restated Assignment of Leases;

                    (iv) Assignment of Acquisition Instruments with respect to Tele-Media Acquisition and Seller's Consent;

                     (v)    Amended and Restated Security Agreement (CBC);

                    (vi)    Amended and Restated Security Agreement (CLI);

                   (vii)    Amended and Restated Trademark Security Agreement;

                  (viii)    a Mortgage on each parcel of DAC Real Estate;

                    (ix)    Amended and Restated Guaranty;

                     (x) Amended and Restated Stock Pledge Agreement (CBC Common Stock);

                    (xi)    Stock Pledge Agreement (Tele-Media Capital Stock);

                   (xii) UCC Financing Statements to cover the Property (other than real estate) acquired by CBC pursuant to the DAC Merger and the Property (other than real estate) to be acquired by CBC upon the consummation of the Tele-Media Merger;

                  (xiii)    Closing Certificate;

                   (xiv)    Solvency Certificate;

                    (xv)    Environmental Certificate;

                   (xvi)    Amended and Restated Contribution Agreement; and

                  (xvii) such other instruments and documents as Agent or Lenders may require.

                   Instruments: collectively, the (i) Loan Instruments, (ii) Amended and Restated Use Agreement, (iii) Senior Subordinated Debt Documents, (iv) Exchangeable Preferred Stock Instruments, (v) DAC Merger Instruments, (vi) DLI Merger Instruments, (vii) Tele-Media Acquisition Instruments and (viii) Tele-Media Merger Instruments.

              Interest Expense: (i) for any period, the interest accrued during such period on the Indebtedness for Borrowed Money of Borrowers, excluding the Existing Prepayment Premium and (ii) in calculating Interest Expense for any period from January 1, 1997 to the Closing Date, the interest on any Indebtedness for Borrower Money of DAC shall, without duplication, be included.

              Interest Hedge Contract: an interest rate swap agreement between Union Bank of California, N.A. and CBC dated December 12, 1996.

              Interest Period: a period (i) commencing (A) on the applicable Funding Date, if Borrowers prior thereto have elected pursuant to subsection 2.6.1 to have all or a portion of the Loans to be disbursed on such date bear interest from such date at a LIBOR Rate, (B) with respect to the conversion of all or a portion of the Base Rate Portion to a LIBOR Loan, on the Business Day specified by Borrowers in the applicable LIBOR Election Notice and (C) with respect to the continuation as a LIBOR Loan of all or a portion of a then existing LIBOR Loan after the expiration of the Interest Period applicable to such existing LIBOR Loan, on the day after the last day of the Interest Period applicable to such existing LIBOR Loan, and (ii) ending 30, 90 or 180 days thereafter, as selected by Borrower in its LIBOR Election Notice; provided, however:

                        (1) if any Interest Period otherwise would end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; and

                        (2) any Interest Period that otherwise would extend beyond the latest possible Maturity Date shall end on such date.

              Interest Rate Determination Date: the date for determining a LIBOR Rate, which date shall be two Business Days prior to the date of commencement of the applicable Interest Period.

              IPO: the unconsummated 1996 initial public offering of the securities of Guarantor.

              IPO Expenses: all legal and accounting expenses and all other costs and expenses directly incurred in connection with the IPO in the amount of $780,327.

              Issuer:  the Lender which issues a Permitted Letter of Credit.

              Joint Sales Agreement: an agreement in which (i) two or more licensees of Stations join to market air time or (ii) a licensee of a Station sells air time to a broker.

              JSA Agreements:  the Joint Sales Agreements described on
         EXHIBIT 1P.

              JSA Stations:  the Stations listed on EXHIBIT 1Q.

              Key Man Life Insurance: the life insurance on the life of Wilson required pursuant to subsection 6.6.1.

              KUBL Adjustment: the addition to Operating Cash Flow of $58,887 for June, 1996 and deduction from Operating Cash Flow of $63,157 for July, 1996, $58,337 for August, 1996, $63,550 for September, 1996 and
         $33,473 for October, 1996.

               Landlord:  each lessor under each Lease.

              Landlord's Consent: a consent from each Landlord in form and substance reasonably satisfactory to Agent.

              L/C Expiration Date:  the earlier of (i) September 30, 2002 or
         (ii) the date on which the payment of Borrowers' Obligations are accelerated.

              L/C Guaranty: a guaranty in the form of EXHIBIT 1R pursuant to which each Lender, in proportion to its Ratable Share, guarantees the obligations of Borrowers to an Issuer.

              L/C Guaranty Obligations: the obligations of Lenders pursuant to L/C Guaranties.

              L/C Issuance Date: the date as of which the applicable L/C Guaranty is to be delivered to the Issuer, as set forth in the applicable notice referred to in subsection 2.3(d).

              Leases:  the leases of real property described in EXHIBIT 1S.

              Leasehold Property: any real estate which is the subject of a Lease under which CBC is the lessee.

              Lender Addition Agreement: an agreement executed by a Lender and an Assignee pursuant to which a Loan Assignment is made.

              Lenders: the financial institutions named on Schedule I and each Assignee thereof.

              Letter of Credit Fee:  as defined in subsection 2.5.6.

              Letter of Credit Fund:  as defined in Section 2.10.

              LIBOR Election Notice: a notice by Borrowers to Agent to have a portion of the Principal Balance bear interest at a LIBOR Rate, in the form of EXHIBIT 1T.

                   LIBOR Loan: each portion of the Principal Balance which bears interest determined by reference to a LIBOR Rate.

                   LIBOR Rate: for each Interest Period, a rate of interest equal to (i) the rate per annum determined by Agent by dividing (the resulting quotient rounded upward to the nearest 1/16 of 1% per annum)
         (i) the rate of interest determined by Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates set forth on the "LIBO" page of the Bloomberg Service (or an appropriate successor), or if Bloomberg Service or its successor ceases to provide such quotes, a comparable replacement determined by Agent on the Interest Rate Determination Date for an amount comparable to the requested LIBOR Loan and having a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Requirements. The LIBOR Rate may also be expressed by the following formula:

                                   Average of London interbank offered rates
                                   on LIBO page of Bloomberg Service or
                                   appropriate successor
                                   -----------------------------------------
            LIBOR Rate =           1.00 - Eurocurrency Reserve Requirements

         The LIBOR Rate shall be adjusted with respect to any LIBOR Loan outstanding on the effective date of any change in the Eurocurrency Reserve Requirements as of such effective date. Agent shall give prompt notice to Borrowers of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                   Licenses: all licenses, permits, consents, approvals and authority issued by any Governmental Body which authorize a Person to operate a Station.

                   Lien: any mortgage, pledge, assignment, lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

                   LMA: a local marketing arrangement, sale agreement, time brokerage agreement, management agreement or similar arrangement pursuant to which a Person, subject to customary preemption rights and other limitations (i) obtains the right to sell at least a majority of the advertising inventory of a radio station of which another Person is the licensee, (ii) obtains the right to exhibit programming and sell advertising time during a majority of the air time of a Station or (iii) manages the selling operations of a Station with respect to at least a majority of the advertising inventory of such Station.

                   LMA Agreements:  each LMA described on EXHIBIT 1U.

                   LMA Stations:  the Stations described on EXHIBIT 1V.

                   Loan Agreement: this Amended and Restated Loan Agreement and any amendments or supplements hereto.

                   Loan Assignment:  as defined in subsection 10.1.1.

                   Loan Fees: collectively, the Agent's Fee, the Amendment Fee, the Unused Commitment Fee and the Letter of Credit Fees.

                   Loan Instruments: collectively, the (i) Initial Loan Instruments (ii) the Existing Loan Instruments, (iii) the Tele-Media Loan Instruments and (iv) all Additional Loan Instruments.

                   Loan Year: a period of time from the Original Closing Date or any anniversary of the Original Closing Date to the immediately succeeding anniversary of the Original Closing Date.

                   Loans: the Revolving Loans and the Term Loan which shall be consolidated into a revolving loan on the Closing Date and the Additional Loans.

                   Market Cash Flow: for any Broadcast Market for any period:
         (i) the revenues of the Stations of CBC in such Broadcast Market for such period, exclusive of revenues from Trade Out Transactions, minus
         (ii) the expenses of operating such Stations for such period, exclusive of (A) expenses incurred in connection with Trade Out Transactions, (B) Corporate Overhead, (C) Debt Service, (D) non-cash compensation to employees of Borrowers and (E) depreciation and other non-cash charges.

                   Material Adverse Effect: (i) a material adverse effect upon the business, operations, Property, prospects, profits or condition (financial or otherwise) of the Obligors, taken as a whole, or (ii) a material impairment of the ability of any such Person to perform its material obligations under any Loan Instrument to which it is a party or of Agent or any Lender to enforce or collect any of Borrowers' Obligations or Guarantor's Obligations.

                   Maturity Date:  the earlier of (i) September 30, 2003 or
         (ii) the date on which the payment of Borrowers' Obligations are accelerated.

                   Maximum Rate:  as defined in subsection 2.5.1(d).

                   Mortgage: a mortgage or deed of trust to be executed by CBC in favor of Agent upon each parcel of Real Estate owned by CBC, in form and substance reasonably acceptable to Agent.

                   Multiemployer Plan: any multiemployer plan as defined pursuant to Section 3(37) of ERISA to which any Obligor or any ERISA Affiliate makes, or accrues an obligation to make contributions, or has made, or been obligated to make, contributions within the preceding six years.

                   Net Fee:  As defined in subsection 2.5.6.

                   Net Sale Proceeds: the proceeds of any Permitted Disposition less (i) the reasonable costs and expenses of any such Permitted Disposition and (ii) such taxes as the Required Lenders reasonably determine will be actually paid by the Obligors as a result of such Permitted Disposition.

                   Notes: the promissory notes executed by Borrowers payable to the order of each Lender, dated as of the Closing Date, in the amount of such Lender's Loan Commitment, in form attached as EXHIBIT 1W, and any notes issued in substitution thereof pursuant to subsection 10.1.4.

                   Note Indenture: the Indenture dated as of July 1, 1997 among Borrowers and The Bank of New York, as trustee, relating to the issuance of the Senior Subordinated Notes.

                   Notes Registration Rights Agreement: the Registration Rights Agreement entered into on or prior to the Closing Date among Borrowers and the initial purchasers of the Subordinated Notes.

                   Obligor:  any of the Obligors.

                   Obligors:  collectively, the Borrowers and Guarantor.

                   Operating Agreement: any tower site lease, tower license, office lease, studio lease, equipment lease, network affiliation agreement, programming agreement, time brokerage agreement or other similar agreement relating to the operation of a Station.

                   Operating Cash Flow: for any period, the net income of a CBC, a Station or a Related Business, as applicable, for such period:

                    (i) plus the sum of the following (without duplication), to the extent deducted in determining such net income for such period:

                             (A)    losses from sales, transactions,
                                    exchanges and other dispositions of
                                    Property not in the ordinary course of
                                    business;

                             (B)    interest, fees or other charges paid
                                    or accrued on Indebtedness, including,
                                    without limitation, interest on Capitalized
                                    Leases that is imputed in accordance with GAAP;

                             (C)    depreciation and amortization;

                             (D) income taxes which are accrued but not paid during such period;

                             (E) non-cash expenses incurred in connection with Trade Out Transactions;

                             (F) for the year 1996, the KUBL Adjustment and the IPO Expenses;

                             (G) extraordinary and non-recurring losses not in the ordinary course of business;

                             (H)    casualty losses; and

                             (I)    any other non-cash item deducted in
                                    determining such net income;

                    (ii) minus the sum of the following (without duplication), to the extent included in determining such net income for such period:

                                    (A)     revenue received in connection with
                                            Trade Out Transactions;

                                    (B)     proceeds of any insurance, other
                                            than business interruption
                                            insurance; and

                                    (C)     gains from sales, transactions,
                                            exchanges and other dispositions
                                            of Property not in the ordinary
                                            course of business.

                   Operating Lease: any lease which, under GAAP, is not required to be capitalized.

                   Original Borrowers:  CBC, DAC, CLI and DLI.

                   Original Closing Date:  October 9, 1996.

                   Original Loan Agreement: as defined in the Preliminary Statement.

                   Participant: any Person to which a Lender sells or assigns a Participation.

                   Participation: a sale or an assignment by a Lender of a participating interest in (i) any portion of such Lender's interest in Borrowers' Obligations and (ii) any of such Lender's other rights under any of the Loan Instruments.

                   Participation Agreement: an agreement executed by a Lender and a Participant pursuant to Section 10.2.

                   PBGC: the Pension Benefit Guaranty Corporation or any Governmental Body succeeding to the functions thereof.

                   Pension Plan: any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code and which (i) is maintained for employees of any Obligor or any ERISA Affiliate, or (ii) has at any time within the preceding six years been maintained for the employees of any Obligor or any of their current or former ERISA Affiliates.

                   Permitted Acquisitions: an Acquisition (i) after the consummation of which the Adjusted Leverage Ratio will not exceed the Applicable Ratio as calculated as of the last day of the most recent month preceding the closing date of such Acquisition for which Borrowers have delivered to Lenders the financial statements and other information reasonably necessary to enable Lenders to make such calculation, provided that such delivery shall occur not less than 30 days prior to such closing date, (ii) if such Acquisition is of a Related Business, the aggregate purchase price for such Acquisition and any prior Acquisitions of Related Business Assets shall not exceed $5,000,000, (iii) if such Acquisition is of one or more Stations, either directly or as a result of an Acquisition Merger, such Acquisition or Acquisition Merger would not result in more than 25% of the aggregate of the Operating Cash Flow of CBC Stations to thereafter be derived from Small Markets, as determined by Agent in its reasonable discretion and (iv) if the conditions of Section 4.3 are satisfied.

                   Permitted Dispositions: a Disposition after the consummation of which the Adjusted Leverage Ratio calculated as of the last day of the second month preceding the date of the projected closing of such Disposition would not exceed the Applicable Ratio on such date.

                   Permitted Letter of Credit: An irrevocable stand-by letter of credit (i) issued by an Issuer for the account of Borrowers, after Borrowers have satisfied the requirements of Section 2.3 for the issuance of an L/C Guaranty with respect thereto and subject to the limitations of Section 2.2, (ii) to be used solely to secure the obligations of Borrowers pursuant to agreements entered into by Borrowers with respect to a proposed Acquisition or for such other purposes as shall be approved by Agent and (iii) expiring no later than one year after the applicable L/C Issuance Date.

                   Permitted Liens:  any of the following Liens:

                    (i)    the Security Interests;

                   (ii)    the Permitted Senior Indebtedness Liens;

                  (iii) Liens for taxes or assessments and similar charges, which either are (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which CBC has set aside reserves on its books which are required by GAAP;

                   (iv) statutory Liens, such as mechanic's, material-man's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which CBC has set aside reserves on its books required by GAAP, or the payment of which obligations are otherwise secured in a manner satisfactory to Required Lenders;

                    (v) zoning ordinances, easements, licenses, reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions, in each case, that are reasonably acceptable to Required Lenders;

                   (vi) Liens in respect of appeal bonds, judgments or awards with respect to which no Event of Default would exist pursuant to subsection 8.1.6;

                  (vii)    Liens to secure payment of insurance premiums
                           (A) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (B) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

                 (viii) Liens to secure Indebtedness (other than Indebtedness for Borrowed Money) not in excess of $500,000 at any one time;

                   (ix)    banker's Liens in respect to deposit accounts;

                    (x) statutory landlords' Liens and rights of tenants under leases and subleases granted by CBC to others, in each case not interfering in any material respect with the business of CBC and arising in the ordinary course of business;

                   (xi) deposits to secure the performance of bids, trade contracts, government contracts, operating leases, statutory obligations, surety and appeal bonds, performance and return-of-money bonds or to secure liabilities to insurance carriers under insurance or self-insurance arrangements and other obligations of a like nature, so long as, in each case with respect to this clause (xi), such Liens do not secure obligations constituting Indebtedness and are incurred in the ordinary course of business; and

                  (xii) Liens of any seller which is a party to a proposed Acquisition by CBC with respect to any escrow deposits to be maintained in connection with such proposed Acquisition.

                  Permitted Prior Liens:  the following:

                    (i)    the Permitted Senior Indebtedness Liens;

                   (ii) the Permitted Liens described in clauses (iii) and (iv) of such definition that are accorded priority to the Security Interests by law; and

                  (iii)    the Permitted Liens described in clauses (vi),
                           (vii), (viii), (x), (xi) and (xii) of such definition, subject to the limitations set forth therein.

                   Permitted Senior Indebtedness: Indebtedness, other than Borrowers' Obligations, incurred to purchase tangible personal property or Indebtedness incurred to lease tangible personal property pursuant to Capitalized Leases, provided that (i) the amount of such Indebtedness at any time outstanding shall not exceed $750,000 and
         (ii) no Event of Default will exist after giving effect to the incurrence of any such Indebtedness.

                   Permitted Senior Indebtedness Liens: Liens that secure Permitted Senior Indebtedness, provided that (i) such Liens attach only to the Property so purchased or leased and (ii) Agent is granted a perfected Lien upon such Property, subject only to Permitted Prior Liens.

                   Person: any individual, firm, corporation, limited liability company or partnership, business enterprise, trust, association, joint venture, partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

                   Preferred Stock Registration Rights Agreement: the Preferred Stock Registration Rights Agreement entered into on or prior to the Closing Date among the Borrowers and the initial purchasers of the Exchangeable Preferred Stock.

                   Principal Balance: the unpaid principal balance of the Loans or any specified portion thereof outstanding from time to time.

                   Prohibited Amendment. any proposed amendment after the Closing Date to the Exchangeable Preferred Stock Instruments, the Senior Subordinated Debt Instruments or the articles of incorporation of either Borrower which adversely affects the Lenders, including:

                             (i) As to the Exchangeable Preferred Stock Instruments, any amendment which:

                                    (A)  changes the voting rights or the
                             conditions under which such rights may be exercised by the holders of the Exchangeable Preferred Stock;

                                    (B)  increases the dividend or any other
                             payment payable to such holders, increases the rate of interest or the amount of any other payment payable with respect to the Exchangeable Debentures, or accelerates the time of payment of any such dividend, interest or other payment;

                                    (C)  has the effect of making the covenants
                             and restrictions set forth in the Exchangeable Preferred Stock Instruments more restrictive;

                                    (D)  has the effect of increasing the
                             remedies of the holders of the Exchangeable
                             Preferred Stock or the Exchangeable Debentures upon the occurrence of an event of default under the Exchangeable Preferred Stock Instruments; or

                                    (E)  alters the provisions regarding
                             subordination or notice to the Agent of
                             acceleration set forth therein;

                             (ii)   As to the Senior Subordinated Debt
                   Instruments, any amendment which:

                                    (A)  increases the rate of interest or the
                             amount of any other payment payable with respect to the Senior Subordinated Notes or accelerates the time of any such payment;

                                    (B)  has the effect of making the covenants
                             and restrictions set forth in the Senior
                             Subordinated Instruments more restrictive;

                                    (C)  has the effect of increasing the
                             remedies of the holders of the Senior Subordinated Notes or the trustee under the Notes Indenture upon the occurrence of an event of default under the Senior Subordinated Debt Instruments; or

                                    (D)  alters the provisions regarding
                             subordination or notice to the Agent of
                             acceleration set forth therein.

                   Property: all types of real, personal or mixed property and all types of tangible or intangible property.

                   Qualified Depository: a member bank of the Federal Reserve System having a combined capital and surplus of at least $100,000,000.

                   Ratable Share: at any time the proportion that a Lender's Commitment bears to the total Commitments of all Lenders at such time.

                   Real Estate:  the real property owned by CBC described on
         EXHIBIT 1X.

                   Register:  as defined in subsection 10.1.3.

                   Reimbursement Obligation:  as defined in subsection 2.2.2.

                   Related Business: any business ancillary to the ownership or operation of a Station or any business in which the majority of the revenues are derived from the sale of advertising.

                   Related Business Assets: all Property used in the operation of a Related Business.

                   Required Lenders: at any time, two or more Lenders who hold not less than 66-2/3% of the Ratable Shares of all Lenders.

                   Remaining Excess Cash Flow: for any period, any Excess Cash Flow remaining after any payment due for such period pursuant to subsection 2.7.2(a) is paid to Agent.

                   Revolving Loan:  as defined in the Original Loan Agreement.

                   SEC: the Securities and Exchange Commission and any Governmental Body succeeding to any of its functions.

                   Securities Act: the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, as in effect from time to time.

                   Security Interests: the Liens in the Collateral granted to Agent pursuant to the Loan Instruments.

                   Seller's Consent: a consent to an Assignment of Acquisition Instruments, in form and substance reasonably satisfactory to Agent, to be executed by the Seller of the Property which is the subject of a Permitted Acquisition.

                   Seller Debt: the unsecured Indebtedness in the original principal amount of $160,000 assumed by CBC in connection with the Tele-Media Merger.

                   Senior Subordinated Debt Instruments:  collectively, the
         Note Indenture, the Notes Registration Rights Agreement, the form of the Senior Subordinated Notes to be issued by CBC.

                   Senior Subordinated Indebtedness: the Indebtedness in the principal amount of $101,000,000 evidenced by the Senior Subordinated Notes.

                   Senior Subordinated Notes: the Senior Subordinate Notes due 2007 in the aggregate principal amount of $ issued by CBC on the Closing Date and the senior subordinated notes issued in exchange therefor pursuant to the Notes Registration Rights Agreement.

                   Small Markets: Areas of "Dominant Influence" of size 150 or smaller as determined in accordance with criteria established by The Arbitron Company.

                   Solvency Certificate: a Solvency Certificate executed by the Chief Financial Officer in form and substance reasonably acceptable to Agent.

                   Stated Rate:  as defined in subsection 2.5.1(d).

                   Station: a radio station operated to transmit over the airwaves radio signals within a geographic area for the purpose of providing commercial broadcasting radio programming.

                   Station Assets: all Property, other than the FCC Licenses, used in operation of a Station.

                   Stock Pledge Agreement (CLI Capital Stock): the Stock Pledge Agreement dated October 9, 1996 executed by CBC relating to the CLI Capital Stock.

                   Stock Pledge Agreement (Tele-Media Capital Stock): the Stock Pledge Agreement executed by CBC in form and substance satisfactory to Agent relating to the Tele-Media Capital Stock.

                   Tele-Media: Tele-Media Broadcasting Company, a Delaware corporation.

                   Tele-Media Acquisition: the Acquisition by CBC of all of the Tele-Media Capital Stock pursuant to the Tele-Media Acquisition Instruments following the (i) merger of Tele-Media Broadcasting Holding Corporation and Tele-Media Broadcasting Company of Centre Region into Tele-Media, (ii) dissolution and liquidation of all Subsidiary Partnerships (as defined in the Tele-Media Acquisition Instruments) and (iii) acquisition by Tele-Media of the Tele-Media Property.

                   Tele-Media Acquisition Instruments: the Agreement of Purchase and Sale dated March 28, 1997 among Tele-Media, Tele-Media Broadcasting Company of Centre Region, Tele-Media Broadcasting Holding Company, Robert E. Tudek, Everett I. Mundy and Borrowers and documents executed pursuant thereto.

                   Tele-Media Capital Stock: all of the issued and outstanding capital stock, warrants, options and other equity interests of Tele-Media.

                   Tele-Media Leases:  each Lease described in EXHIBIT 1Y.

                   Tele-Media Licenses: the FCC Licenses used to operate the Tele-Media Stations.

                   Tele-Media Loan Instruments: the documents to be executed and delivered by CBC to Agent pursuant to Section 4.2.

                   Tele-Media Merger: the merger of Tele-Media into CBC with CBC being the surviving corporation.

                   Tele-Media Merger Instruments: the articles of merger and all other documents executed and/or filed in connection with the Tele-Media Merger.

                   Tele-Media Property: all of the Purchased Assets, except the Excluded Asset Schedule (each as defined in the Tele-Media Acquisition Instruments) and the Tele-Media Licenses.

                   Tele-Media Real Estate: each parcel of Real Estate described in EXHIBIT 1Z(i).

                   Tele-Media Stations:  the Stations described in
         EXHIBIT 1Z(ii).

                   Term Loan:  as defined in the Original Loan Agreement.

                   Termination Event: (i) a "Reportable Event" described in
         Section 4043 of ERISA and the regulations issued thereunder; or (ii) the withdrawal of any Obligor or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2); or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
         Section 4041 of ERISA; or (iv) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of any Obligor or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

                   Total Debt: at any time, the aggregate (i) principal amount of the Indebtedness for Borrowed Money of Borrowers and (ii) the outstanding L/C Guaranty Obligations.

                   Total Leverage Ratio: the ratio of the Total Debt as of the last day of any quarter to the Adjusted Operating Cash Flow for the Four-Quarter Period ending on such day.

                   Trade Out Transaction: an exchange of advertising time for non-cash consideration, such as goods, services or program material.

                   UCC Financing Statements: Uniform Commercial Code financing statements as defined in the Uniform Commercial Code.

                   Unused Commitment Fee:  as defined in subsection 2.5.5.

                   Wilson:  Lawrence R. Wilson

                   Window Period: with respect to each Permitted Disposition, a period of 180 days following the date of receipt by Lenders of the Net Sale Proceeds thereof.

         1.2 TIME PERIODS. In this Loan Agreement and the other Loan Instruments, in the computation of periods of time from a specified date to a later specified date, (i) the word "from" means "from and including," (ii) the words "to" and "until" each mean "to, but excluding" and (iii) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Loan Agreement and the other Loan Instruments to (i) a "month" shall be deemed to refer to a calendar month, (ii) a "quarter" shall be deemed to refer to a calendar quarter and (iii) a "year" shall be deemed to refer to a calendar year.

         1.3 ACCOUNTING TERMS AND DETERMINATIONS. All accounting terms not specifically defined herein shall be construed, all accounting determinations and all computations hereunder shall be made and all financial statements required to be delivered pursuant hereto shall be prepared in accordance with GAAP as in effect at the time of such interpretation, determination or preparation, as applicable. In the event that any Accounting Changes (as hereinafter defined) occur and such changes result in a change in the method of calculation of financial covenants, standards or terms contained in this Loan Agreement, then Borrowers and Agent agree to enter into negotiations to amend such provisions of this Loan Agreement so as to reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrowers shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such amendments are agreed upon, all determination shall be based upon GAAP prior to such Accounting Changes. For purposes hereof, "Accounting Changes" shall mean
(i) changes in generally accepted accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto) or other appropriate authoritative body and (ii) changes in accounting principles as approved by the Accountants.

         1.4 REFERENCES. All references in this Loan Agreement to "Article," "Section," "subsection," "subparagraph," "clause" or "Exhibit," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Loan Agreement.

         1.5 BORROWERS' KNOWLEDGE. Any statements, representations or warranties that are based upon the best knowledge of a Borrower or an officer thereof shall be deemed to have been made after due inquiry by such Borrower or such officer, as applicable, with respect to the matter in question.

         1.6 BENEFIT OF LENDERS. All Liens granted to Agent and all payments made to Agent pursuant to the Loan Instruments, except payments made of the Agent's Fee and the Existing Prepayment Premium, shall be deemed to be granted and made, as applicable, for the benefit of the Lenders.

                                   ARTICLE II

                           LOANS AND TERMS OF PAYMENT

         2.1 EXISTING LOANS; OUTSTANDING L/C GUARANTY OBLIGATIONS. On the Closing Date (i) the Revolving Loan and Term Loan shall be consolidated into the Loans and Borrowers shall make a principal payment to Agent of $39,000,000, thereby reducing the Principal Balance to $50,584,043 and (ii) the aggregate of the outstanding L/C Guaranty Obligations is $1,500,000.

         2.2  ADDITIONAL LOANS; ISSUANCE OF L/C GUARANTIES.

              2.2.1 OBLIGATION OF LENDERS. Subject to the conditions set forth in Section 2.3, each Lender severally agrees to make Additional Loans to Borrowers and to issue L/C Guaranties in behalf of Borrowers from time to time on or after the Closing Date to the Maturity Date, in the case of Additional Loans, and to the L/C Expiration Date, in the case of L/C Guaranties (i) except Additional Loans shall be made pursuant to subsection 2.4.3 after the Maturity Date (by acceleration) to pay L/C Guaranty Obligations incurred pursuant to L/C Guaranties issued prior to the L/C Expiration Date and (ii) provided at no time shall the aggregate amount of (A) such Lender's Loans and L/C Guaranties exceed such Lender's Commitment and the L/C Obligations of all Lenders exceed $5,000,000. The failure of any Lender to perform its obligations hereunder or under any other Loan Instrument shall not affect the obligations of Borrowers under this Loan Agreement or any other Loan Instrument nor shall any other Lender or Agent be liable for the failure of such Lender to perform its obligations hereunder or under such other Loan Instrument.

              2.2.2 OBLIGATIONS OF BORROWERS. Borrowers hereby agree to protect, indemnify and save each Lender harmless from and against any and all claims, demands, liabilities, damages, costs and expenses (including reasonable attorneys fees) such Lender may incur or be subject to as a consequence, direct or indirect, of the issuance of any L/C Guaranty (the "Reimbursement Obligation").

         2.3 CONDITIONS TO ADDITIONAL LOANS; L/C GUARANTIES. The obligation of each Lender to make any Additional Loan or issue an L/C Guaranty shall be subject to the satisfaction of each of the following conditions:

              (a) no Event of Default shall exist after giving effect to the disbursement of such Additional Loan or the issuance of such L/C Guaranty;

              (b) each Additional Loan shall be in a minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount;

              (c) if an Additional Loan is requested, Agent shall have received a Notice of Borrowing/Disbursement Request from Borrowers in the form of EXHIBIT 2.3(c) with respect to each requested advance no later than 12:00 p.m., Chicago time, at least two Business Days in advance of the proposed Funding Date with respect to such advance, which Funding Date shall be on a Business Day;

              (d) if Lenders are requested to issue an L/C Guaranty, Agent shall have received a Notice of Issuance of L/C Guaranties from Borrowers in the form of EXHIBIT 2.3(d) with respect to each such request not later than 12:00 noon Chicago time at least three Business Days in advance of the proposed L/C Issuance Date, which L/C Issuance Date shall be a Business Day.

              (e) if the proceeds of the Additional Loan are to be used to consummate an Acquisition, the terms and conditions of Section 4.3 shall have been satisfied;

              (f) the Adjusted Total Leverage Ratio shall not exceed the Applicable Ratio as calculated as of the last day of the most recent month preceding the applicable Funding Date or L/C Issuance Date for which Borrowers have delivered to Lenders the financial statements and other information reasonably necessary to enable Lenders to make such calculation, provided that such delivery shall occur not less than 15 days prior to such Funding Date or L/C Issuance Date, as applicable;

              (g) on the applicable Funding Date or L/C Issuance Date the representations and warranties of each Obligor set forth in the Loan Instruments to which such Obligor is a party shall be true and correct when made and at and as of the time of such Funding Date or L/C Issuance Date, except to the extent that such representations and warranties expressly relate to an earlier date;

              (h) the terms and conditions of Section 4.2 shall have been satisfied; and

              (i) a certificate executed by the Chief Financial Officer that the Borrowers are not prohibited by the Senior Subordinated Debt Instruments from incurring the Indebtedness in connection with such Additional Loan or L/C Guaranty, as applicable.

         2.4  PROCEDURES FOR ADDITIONAL LOANS AND ISSUANCE OF L/C GUARANTIES.

              2.4.1 MAKING ADDITIONAL LOANS OTHER THAN IN CONNECTION WITH L/C GUARANTIES. Promptly after receipt by Agent of a request from Borrowers for an Additional Loan, if the applicable conditions of Section 2.3 have been satisfied, subject to the limitations set forth in subsection 2.2.1, Agent shall notify each Lender of Agent's receipt of such request and the satisfaction of such conditions, specifying: (i) the proposed Funding Date, (ii) the amount of such Additional Loan and the applicable Interest Period, if any, and (iii) the apportionment among Lenders of such Additional Loan. Each Lender shall remit its Ratable Share of such Additional Loan in Good Funds to Agent by 10:00 a.m., Chicago time, on the Funding Date and Agent shall thereupon remit the funds received by Agent to or at the direction of Borrowers.

              2.4.2 L/C GUARANTIES. Promptly after receipt by Agent of a request from Borrowers for the issuance of an L/C Guaranty, if the applicable conditions set forth in Section 2.3 have been satisfied, subject to the limitations set forth in subsection 2.2.1, Agent shall notify each Lender of Agent's receipt of such request and the satisfaction of such conditions, specifying (i) the proposed L/C Issuance Date, (ii) the amount of such L/C Guaranty, and (iii) the apportionment among Lenders of the obligations under such L/C Guaranty in accordance with their Ratable Shares. Each Lender shall execute such L/C Guaranty and deliver such L/C Guaranty to Agent in Chicago, not later than 11:00 a.m. Chicago time, one Business Day preceding the applicable L/C Issuance Date and Agent shall thereupon deliver such L/C Guaranty to the applicable Issuer.

              2.4.3 ADDITIONAL LOANS IN CONNECTION WITH L/C GUARANTIES. Promptly after receipt by Agent from an Issuer of any demand for payment of any L/C Guaranty Agent shall notify each Lender of such demand, specifying (i) the proposed Funding Date, (ii) the apportionment among Lenders of the L/C Guaranty Obligations with respect to such L/C Guaranty and (iii) the Interest Period, if any, applicable to the Additional Loan to be made by Lenders to satisfy such L/C Guaranty Obligations. Each Lender shall remit its Ratable Share of such L/C Guaranty Obligations in Good Funds to Agent by 10:00 a.m. Chicago time on the Funding Date and each such Lender shall be deemed to have made an Additional Loan to Borrowers on such date in the amount remitted. Agent shall on the Funding Date remit the funds received by Agent to the applicable Issuer in payment of such L/C Guaranty Obligations.

         2.5  INTEREST; DEFAULT RATE, LATE CHARGES, LOAN FEES AND AGENT'S FEES.

              2.5.1     INTEREST.

                        (A)  INTEREST RATE. Except as provided in subparagraph
                   (c) below, the Base Rate Portion shall bear interest at the Base Rate in effect from time to time plus the Applicable Margin and each LIBOR Loan shall bear interest at the applicable LIBOR Rate plus the Applicable Margin. As used in this Loan Agreement, the term "Applicable Margin" shall be determined on the first day of each quarter and shall mean with respect to the Base Rate Portion and each LIBOR Loan the percentage set forth opposite the applicable Total Leverage Ratio as calculated as of the last day of the second quarter preceding such quarter:

                   Total                        Base Rate           LIBOR Loan
                   Leverage                     Applicable          Applicable
                   Ratio                        Margin              Margin
                   --------                     ----------          ----------
                   greater than                 1.75%               2.75%
                   or equal to 5.5

                   greater than
                   or equal to 5.0              1.50%               2.50%
                   but less than 5.5

                   greater than
                   or equal to 4.5              1.00%               2.00%
                   but less than 5.0

                   less than 4.5                0.50%               1.50%

                        (B) INTEREST PAYMENTS. Interest shall be payable quarterly in arrears on the last Business Day of each quarter commencing with the third quarter of 1997.

                        (C) DEFAULT RATE. During a Default Rate Period, Borrowers' Obligations shall bear interest at the applicable Default Rate.

                        (D) MAXIMUM INTEREST. Notwithstanding any provision to the contrary contained herein or in any other Loan Instrument, Lenders shall not collect a rate of interest on any obligation or liability due and owing by Borrowers to Lenders in excess of the maximum contract rate of interest permitted by applicable law ("Excess Interest"). Lenders and Borrowers agree that the interest laws of the State of Arizona govern the relationship among them, but in the event of a final adjudication to the contrary, Borrowers shall be obligated to pay, nunc pro tunc, to Lenders only such interest as then shall be permitted by the laws of the state found to govern the contract relationship among Lenders and Borrower. If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or any other Loan Instrument, then in such event (i) no Obligor shall be obligated to pay such Excess Interest, (ii) any Excess Interest collected by Lenders shall be, at Lenders' option, (A) applied to the Principal Balance or to accrued and unpaid interest not in excess of the maximum rate permitted by applicable law or (B) refunded to the payor thereof, (iii) the interest rates provided for herein (collectively, the "Stated Rate") shall be automatically reduced to the maximum rate allowed from time to time under applicable law (the "Maximum Rate") and this Loan Agreement and the other Loan Instruments, as applicable, shall be deemed to have been, and shall be, modified to reflect such reduction, and (iv) neither any Borrower nor any other Obligor shall have any action against Lenders for any damages arising out of the payment or collection of such Excess Interest; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Rate, Borrowers shall, to the extent permitted by law, continue to pay interest at the Maximum Rate until such time as the total interest received by Lenders is equal to the total interest which Lenders would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Rate, in which event the provisions contained in this subsection 2.5.1(d) shall again apply.


              2.5.2 LATE CHARGES. If a payment of principal or interest to be made pursuant to this Loan Agreement becomes past due for a period in excess of five days, Borrowers shall pay on demand to Agent a late charge of 2% of the amount of such overdue payment.

              2.5.3 AMENDMENT FEE. Borrowers shall pay to Agent on the Closing Date a fee of $100,000 (the "Amendment Fee"), which shall be deemed to be fully earned upon the Closing.

              2.5.4 AGENT'S FEE. Borrowers agree to pay to Agent for its own benefit a fee (the "Agent's Fee") of $50,000 for each Loan Year or any portion thereof elapsing during the period from the Closing Date through the Maturity Date. The Agent's Fee shall be deemed fully earned by Agent on the first Business Day of each Loan Year.

              2.5.5 UNUSED COMMITMENT FEE. Borrowers shall pay to Agent a fee (the "Unused Commitment Fee") on the last Business Day of each quarter, commencing with the third quarter of 1997, in an amount equal to the product of the (i) (A) average outstanding Commitments for the preceding quarter, minus (B) the average of the outstanding Principal Balance of the Loans during such preceding quarter, multiplied by (ii) 0.125%; provided, however, that such percentage shall be reduced to 0.09375% for a quarter if the Total Leverage Ratio calculated as of the last day of quarter preceding such quarter was less than 4.5.

              2.5.6 LETTER OF CREDIT FEES. Borrowers shall pay a fee to each Issuer of 1.25% of the amount from time to time outstanding of each Permitted Letter of Credit issued by such Issuer (the "Letter of Credit Fee"). Letter of Credit Fees shall be payable to the applicable Issuer quarterly in arrears on the last Business Day of each quarter. The Issuer shall retain 10% of each such payment as compensation for its issuance of the applicable Permitted Letter of Credit and shall remit the balance of such payment (the "Net Fee") to Agent for distribution to Lenders pursuant to subsection 2.12.2.

              2.5.7 COMPUTATION OF INTEREST, UNUSED COMMITMENT FEES AND LETTER OF CREDIT FEES. Interest, the Unused Commitment Fee and Letter of Credit Fees shall be computed on the basis of a year consisting of 360 days and charged for the actual number of days during the period for which interest or such fees are being charged. In computing interest, the Funding Date shall be included and the date of payment shall be excluded.

         2.6  LIBOR LOANS.

              2.6.1 ELECTION BY BORROWERS. Subject to the provisions of subsection 2.6.2 and provided no Event of Default then exists, Borrowers from time to time may elect to have all or a portion of the Principal Balance bear or continue to bear interest at a LIBOR Rate, such election to be exercised by delivery of a LIBOR Election Notice to Agent c/o Andrew J. Pluta, FINOVA Capital Corporation, 311 S. Wacker Drive, Chicago, Illinois 60606, Telecopy No. (312) 322-3533, by facsimile transmission not less than three Business Days prior to the commencement of the applicable Interest Period. Agent shall promptly thereafter send a copy of such notice to each Lender. Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the LIBOR Rate applicable to the relevant LIBOR Loan on the applicable Interest Rate Determination Date and promptly shall give notice thereof to Borrowers. Agent and Lenders shall have the right without further confirmation to assume that any LIBOR Election Notice received by Agent has been given by a person duly authorized to act on behalf of Borrowers. Upon the expiration of an Interest Period the applicable LIBOR Loan shall be converted to and become part of the Base Rate Portion unless such LIBOR Loan has been continued as a LIBOR Loan in accordance with this subsection 2.6.1. If Borrowers deliver a LIBOR Election Notice to Agent and thereafter withdraw such election before it becomes effective, Borrowers shall reimburse Lenders on demand for the amount of any loss, cost and/or expense incurred by Lenders as a result of Lenders' reliance on such notice, including without limitation, any loss, cost or expense resulting from Lenders' contractual obligations in connection with the applicable Dollar deposits.

              2.6.2 LIBOR LIMITATIONS. Each LIBOR Loan shall be in the amount of not less than $25,000,000 or in integral multiples of $1,000,000 in excess thereof. At no time shall more than six LIBOR Loans be in effect.

              2.6.3 EURODOLLAR DEPOSITS UNAVAILABLE OR INTEREST RATE UNASCERTAINABLE. If, prior to the commencement of any Interest Period, the Required Lenders determine that Dollar deposits of the relevant amount for the relevant Interest Period are not available in the London Interbank Market or the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to the Lenders of maintaining a LIBOR Rate for such Interest Period, or that by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate applicable to such Interest Period, Agent promptly shall give notice of such determination to Borrowers and Lenders and any LIBOR Election Notice previously given by Borrowers which has not yet become effective shall be deemed to be cancelled.

              2.6.4 TAX AND OTHER LAWS. In the event that by reason of any law, regulation or requirement or interpretation thereof by any Governmental Body, or the imposition of any requirement of any such Governmental Body, whether or not having the force of law, including the imposition of any reserve and/or special deposit requirement (other than reserves included in the Eurocurrency Reserve Requirements), any Lender shall be subjected to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the total net income of such Lender) and if any such measures or any other similar measure shall result in an increase in the cost to any Lender of maintaining its share of any LIBOR Loan or in a reduction in the amount of principal or interest receivable by any Lender in respect thereof, then Borrowers shall pay to the affected Lender within 10 days after receipt of a notice from such Lender (which notice shall be accompanied by a statement in reasonable detail setting forth the basis for the calculation thereof, which calculation, in the absence of demonstrable error, shall be conclusive and binding and a copy of such notice concurrently therewith shall be delivered to Agent), an amount equal to such increased cost or reduced amount. At any time after receipt of such notice, Borrowers may convert all LIBOR Loans to the Base Rate Portion, and such conversion shall be effective three Business Days after the Agent has received notice from Borrowers of such conversion.

              2.6.5 CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL. If at any time any law, treaty or regulation, or any interpretation thereof by any Governmental Body shall make it unlawful for any Lender to fund or maintain its share of any LIBOR Loan with monies obtained in the London Interbank Market, such Lender, upon the occurrence of such event, shall notify Borrower thereof (and a copy of such notice concurrently shall be delivered to Agent) and thereupon the (i) right of Borrowers to make any LIBOR Election shall be suspended for the duration of such illegality and (ii) if required by such law, regulation or interpretation, on such date as shall be specified in such notice all Interest Periods then in effect with respect to the affected Lender shall be terminated, and thereafter all LIBOR Loans with respect to the affected Lender shall be deemed converted to the Base Rate Portion.

              2.6.6 INDEMNITY. In addition to any other payments payable by Borrowers to Lenders pursuant to the Loan Instruments, Borrowers shall indemnify and reimburse each Lender on demand for any loss or expense which such Lender may sustain as a consequence of any prepayment of any LIBOR Loan prior to the expiration of the Interest Period applicable thereto and/or any failure by Borrowers to (i) make any payment when due of any amount payable with respect to any LIBOR Loan or (ii) borrow the amount set forth in any LIBOR Election Notice on the date specified therefor.

              2.6.7 OPTION TO REPLACE AFFECTED LENDER. Within 15 days after receipt by Borrowers of notice from Agent or any Lender for payment of additional costs as provided in subsection 2.6.4 or for suspension pursuant to subsection 2.6.5 of Borrowers' right to have all or a portion of the Principal Balance bear interest with reference to a LIBOR Rate, Borrowers may, at their option, notify Agent and the Lender giving such notice of their intention to obtain, at Borrowers' expense, a replacement Lender for the Lender giving such notice, which replacement Lender shall be reasonably satisfactory to Agent and Borrowers. In the event Borrowers obtain such replacement Lender within 90 days following notice of their intention to do so, the Lender giving such notice shall sell and assign its Commitments to such replacement Lender, provided that Borrowers reimburse the Lender giving such notice for the increased costs for which it is entitled to reimbursement under this Loan Agreement through the date of such sale and assignment.

         2.7  REDUCTIONS OF COMMITMENTS, PRINCIPAL PAYMENTS.

              2.7.1 MANDATORY REDUCTIONS OF COMMITMENTS AND PRINCIPAL PAYMENTS. The Commitments shall be permanently reduced on the last Business Day of each quarter commencing with the last quarter of the year 1997 in accordance with EXHIBIT 2.7.1. On each such Business Day, Borrowers shall pay to the Agent, for application to the Principal Balance, the amount, if any, by which the aggregate of the Principal Balance and the L/C Guaranty Obligations outstanding exceeds the Commitments, as reduced on such Business Day.

              2.7.2 OTHER MANDATORY REDUCTIONS OF COMMITMENTS; PREPAYMENTS OF THE LOANS. In addition to the permanent reductions in the Commitments pursuant to subsection 2.7.1, Borrowers shall make the following payments to Agent which shall be applied to the Principal Balance and permanently reduce the Commitments.

                     (a) EXCESS CASH FLOW PAYMENTS. For each year commencing with the year 1997 with respect to which the Total Leverage Ratio as of the end of such year is 4.5 or greater, Borrowers shall pay to Agent an amount equal to the lesser of (i) (A) if the Total Leverage Ratio as of the end of such year exceeds 5.5, then 66-2/3% of the Excess Cash Flow for such year and (B) if the Total Leverage Ratio as of the end of such year is 4.5 or greater, but less than or equal to 5.5, then 50% of the Excess Cash Flow for such year, or (ii) an amount by which the Cash Equivalents as of the last day of March following such year exceeds
                   $5,000,000. Each such payment shall be made within 30 days after the date that Borrowers are required to deliver to Lenders the financial statements for such year pursuant to subsection 6.3.3. Each Borrower agrees that it will not take any actions primarily intended to decrease the amount payable under this subsection 2.7.2(a) in anticipation of the calculation referred to herein.

                     (b) PROCEEDS OF KEY MAN LIFE INSURANCE. Proceeds of Key Man Life Insurance.

                     (c) NET SALE PROCEEDS. Net Sale Proceeds, but only to the extent that such Net Sale Proceeds exceed the aggregate of the Additional Loans made for Permitted Acquisitions during the Window Period applicable to the Permitted Disposition from which such Net Sale Proceeds arose.


         2.8 VOLUNTARY REDUCTIONS IN COMMITMENTS AND PREPAYMENTS; PREPAYMENT PREMIUMS.

              2.8.1 VOLUNTARY REDUCTION OF COMMITMENTS. Borrowers may permanently reduce the Commitments at any time and from time to time, in whole or in part, by notice to Agent accompanied by payment to Agent of an amount equal to the excess, if any, of the aggregate of the Principal Balance and the L/C Guaranty Obligations at the time of such notice over the Commitments at such time, after giving effect to the applicable reduction. Each reduction shall be in an amount not less than $5,000,000 or multiples of $1,000,000 in excess thereof.

              2.8.2 VOLUNTARY PREPAYMENTS. Borrowers may prepay (i) all or any portion of the Base Rate Portion of the Loans at any time and (ii) all of any Loan which is a LIBOR Loan on the last day of the Interest Period applicable thereto, in each case without premium or penalty, but in each case subject to the following conditions:

                      (a) NOTICE OF PREPAYMENT; NUMBER AND AMOUNT OF PREPAYMENTS. Not less than 10 days prior to the date upon which Borrowers desire to make any voluntary prepayment of the Loans, Borrowers shall deliver to Lenders notice of their intention to prepay, which notice shall state the prepayment date, the amount of the Principal Balance to be prepaid. The amount of any partial prepayment of the Principal Balance shall be not less than $5,000,000 or multiples of $1,000,000 in excess thereof. A prepayment of the Principal Balance shall not be made more frequently than once each month. If Borrowers deliver to Lenders a notice of prepayment and fail to make such prepayment, such notice shall be deemed to be revoked and Borrowers shall reimburse Lenders on demand in the amount of any loss, cost and/or expense incurred by Lenders as a result of Lenders' reliance on such notice, including without limitation, any loss, cost or expense resulting from Lenders' contractual obligations in connection with the reinvestment of the amount indicated in such notice of prepayment.

                     (b) ADDITIONAL PAYMENTS. Concurrently with any prepayment in full of the Principal Balance pursuant to this subsection 2.8.2, Borrowers shall pay to Agent all of the other of Borrowers' Obligations.

              2.8.3 PREMIUMS. No prepayment premium or other charge shall be payable with respect to any payments or prepayments of Borrowers' Obligations, except (i) as provided in subsection 2.6.6 and (ii) the Existing Prepayment Premium.

         2.9 PAYMENT AT MATURITY. All of Borrower's Obligations not previously paid shall be due and payable on the Maturity Date.

         2.10 LETTER OF CREDIT FUND. To the extent that any payment of Borrowers' Obligations includes payment of the Reimbursement Obligation with respect to L/C Guaranty Obligations outstanding on the date of such payment, Agent shall deposit in a segregated interest bearing account selected by and under the control of Agent an amount equal to such payment of such Reimbursement Obligation (the "Letter of Credit Fund"). The Letter of Credit Fund shall be used to make any payments required to be made to any Issuer with respect to such L/C Guaranty Obligations. Any funds remaining on deposit in the Letter of Credit Fund, including earnings thereon, shall be remitted to Borrower after all of such L/C Guaranty Obligations have been satisfied.

         2.11 PAYMENTS AFTER EVENT OF DEFAULT. All payments received by Lenders during the existence of an Event of Default shall be applied in accordance with Section 8.5.

         2.12 METHOD AND DISTRIBUTION OF PAYMENTS.

              2.12.1 METHOD OF PAYMENT; GOOD FUNDS. All payments to be made pursuant to the Loan Instruments by Borrowers shall be made by wire transfer of Good Funds on or prior to the date due to the account of Agent, for the ratable benefit of Lenders, at Citibank, N.A., 399 Park Avenue, New York, New York, ABA 021000089, Credit: FINOVA Capital Corporation, Credit Account No. 40680477, Reference Citadel No. 20995, or to such other account as Agent shall notify Borrowers.

              2.12.2 DISTRIBUTION OF PAYMENTS. All payments received by Agent of the Agent's Fee and the Existing Prepayment Premium shall be retained by FINOVA. All other payments with respect to Borrowers' Obligations shall be allocated among the Lenders in accordance with their respective Ratable Shares.

              2.12.3 DISTRIBUTIONS BY AGENT TO LENDERS. All payments which are received by Agent which are to be distributed to Lenders and which constitute Good Funds on or prior to 12:00 p.m. Chicago time on any date shall be distributed by Agent to Lenders on the same date in immediately available funds.


                                  ARTICLE III

                               SECURITY; GUARANTY

         3.1 SECURITY. Borrowers' Obligations shall be secured by a Lien upon all of the Collateral, which at all times shall be superior and prior to all other Liens, except Permitted Prior Liens.

         3.2 GUARANTY. Payment and performance of Borrowers' Obligations shall be guaranteed by Guarantor in accordance with the terms of the Guaranty.


                                   ARTICLE IV

            CONDITIONS OF CLOSINGS; ACQUISITIONS; TELE-MEDIA MERGER

         4.1 CLOSING. This Loan Agreement shall not be deemed to be effective until all of the following conditions are satisfied in a manner satisfactory to Lenders:

              4.1.1 REPRESENTATIONS AND WARRANTIES. On the Closing Date the representations and warranties of each Obligor set forth in the Loan Instruments to which such Obligor is a party shall be true and correct when made and at and as of the time of the Closing, except to the extent that such representations and warranties expressly relate to an earlier date.

              4.1.2 CONSUMMATION OF MERGERS; TELE-MEDIA ACQUISITION. Agent shall have received evidence of the following:

                          (a) DAC MERGER. the consummation of the DAC Merger and the acquisition by CBC as a result thereof of good and marketable title to all Property of DAC, free and clear of all Liens and Indebtedness, except Permitted Liens and current trade indebtedness incurred in the normal course of business;

                             (b) DLI MERGER. the consummation of the DLI Merger and the acquisition by CLI as a result thereof of all FCC Licenses held by DLI prior to the DLI Merger, free and clear of all liens, except Permitted Liens;

                             (c) TELE-MEDIA ACQUISITION. the consummation of the Tele-Media Acquisition and the payment of the Bond Pay-Off Amount and FINOVA Pay-Off Amount (each as defined in the Tele-Media Acquisition Instruments);

                             (d) SENIOR SUBORDINATED NOTES. the execution of the Senior Subordinated Debt Instruments, the issuance of the Senior Subordinated Notes and the receipt by CBC of the proceeds of such sale, which shall not be less than $100,000,000, less applicable fees and expenses;

                             (e) EXCHANGEABLE PREFERRED STOCK. the execution of the Exchangeable Preferred Stock Instruments, the sale of the Exchangeable Preferred Stock and the receipt by CBC of the proceeds of such sale, which shall not be less than $100,000,000, less applicable fees and expenses.

              4.1.3 DELIVERY OF DOCUMENTS. The following shall have been delivered to Agent, each duly authorized and executed, where applicable:

                             (a)  the Initial Loan Instruments;

                             (b) signature and incumbency certificates for each Obligor;

                             (c) a certificate of good standing or similar certification for each Obligor from the respective states in which each such Person is organized and from all states in which the laws thereof require any such Person to be licensed and/or qualified to do business, in each case dated not more than 10 days prior to the Closing Date;

                             (d) certified copies of the corporate charter and by-laws for each Obligor, together with all effective and proposed amendments thereto;

                             (e)  certified copies of resolutions adopted
                   by the board of directors of each Obligor authorizing the execution and delivery of the Instruments to which such Person is a party and the consummation of the transactions contemplated therein;

                             (f) certified or executed original copies of each of the following, the terms and conditions of all of which shall be satisfactory to Agent:

                                  (i)  Tele-Media Acquisition Instruments;



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



                         (ii)   DAC Merger Instruments;

                        (iii)   DLI Merger Instruments;

                         (iv) all of the following, except to the extent previously delivered to Agent:

                                (A) all instruments and documents evidencing Permitted Senior Indebtedness;

                                (B)   JSA Agreements;

                                (C)   LMA Agreements;

                                (D)   Leases;

                          (v)   Amended and Restated Contribution Agreement;

                         (vi)   Amended and Restated Use Agreement;

                        (vii) such other instruments, documents, certificates, consents, waivers and opinions as Agent may reasonably request; and

                       (viii) certificates representing all of the Tele-Media Capital Stock and executed stock powers in form acceptable to Agent.

              4.1.4 PERFORMANCE; NO DEFAULT. Each Obligor shall have performed and complied with all agreements and conditions contained in the Initial Loan Instruments to be performed by or complied with by such Person prior to or at the Closing, and no Event of Default or Incipient Default shall then exist or result from the making of the Initial Loan.

              4.1.5 OPINIONS OF COUNSEL. Agent shall have received opinions dated the Closing Date from (i) Osborn Maledon and Eckert Seamans Cherin & Mellott, counsel to Obligors, (ii) Hartman & Armstrong, Ltd., Nevada special counsel to Obligors, (iii) Reed, Smith, Shaw & McClay, FCC counsel to each Borrower, and (iv) Adler, Pollack & Sheehans in each case addressed to Agent for the benefit of Lenders, and in such form and covering such matters as Agent may reasonably require.

              4.1.6 APPROVAL OF INSTRUMENTS AND SECURITY INTERESTS. Agent shall have received evidence that the approval or consent shall have been obtained from all Governmental Bodies, including, without limitation, the FCC, and all other Persons whose approval or consent is required to enable Obligors to (i) enter into and perform their respective obligations under the Instruments to which each such Person is a party and (ii) grant Agent the Security Interests.

              4.1.7 SECURITY INTERESTS. All filings of UCC Financing Statements, all recordings of Mortgages and all other filings and actions necessary to perfect and maintain the Security Interests as first, valid and perfected Liens in the Property covered thereby, subject only to Permitted Prior Liens, shall have been filed or taken and Agent shall have received such Uniform Commercial Code and other Lien searches as it deems necessary to confirm the foregoing.

              4.1.8 FCC LICENSES. Agent shall have received (i) evidence that the FCC Licenses described in Exhibit 5.52 constitute all FCC Licenses which are necessary to enable CBC to conduct its Broadcasting Business with respect to the CBC Stations, (ii) such FCC Licenses are in full force and effect as of the Closing Date, (iii) no event has occurred that could result in the termination, revocation or non-renewal of any such FCC License and (iv) the FCC has approved the transfer to CLI of the DLI Licenses and the Tele-Media Licenses and no objection has been filed to such approval.

              4.1.9 LMA AGREEMENTS. Agent shall have received evidence that (i) all of the LMA Agreements are in full force and effect, and (ii) the approval or consent shall have been obtained from all Governmental Bodies, including, without limitation, the FCC, and all other Persons whose approval or consent is required to enable CBC to perform its obligations and receive the benefits of such LMA Agreements.

              4.1.10 FINANCIAL STATEMENTS, REPORTS AND PROJECTIONS. Lenders shall have received the financial statements and reports described in
         EXHIBIT 5.7.1 and the projections described in EXHIBIT 5.7.2.

              4.1.11 MATERIAL ADVERSE CHANGE. No event shall have occurred since May 31, 1997, which has had or reasonably could be expected to have a Material Adverse Effect.

              4.1.12 USE OF ASSETS. Agent shall be satisfied that each Borrower at all times shall be entitled to the use and quiet enjoyment of all Property necessary for the continued ownership and operation of its business, including, without limitation, the use of equipment, fixtures, FCC Licenses, offices and means of ingress and egress thereto, and any easements or rights-of-way necessary to reach any equipment or other items necessary for the operation of such business.

              4.1.13 BROKER FEES. If the services of a broker or other agent have been used in connection with the Loans, all fees owed to such broker or agent shall have been paid by Borrowers and Agent shall have received evidence of such payment.

              4.1.14  INSURANCE.

                      (A) TITLE POLICIES. Agent shall have received an ALTA mortgagee's policy of title insurance (ALTA Revised 1987 Form or such other form acceptable to Agent) in favor of Agent with respect to each parcel of DAC Real Estate, issued by a title company or companies and in an amount satisfactory to Agent, showing that CBC is the owner of such parcel, and has good and marketable title thereto and insuring that the Mortgage covering such parcel constitutes a valid Lien on such parcel, subject only to Permitted Prior Liens and other matters approved by Agent, each such policy to be in such form and containing such endorsements as may be required by Agent.

                      (B) PREMIUMS. Agent shall have received evidence that all premiums with respect to such title policies have been paid by Borrowers.

                      (C) OTHER INSURANCE. Prior to the Closing Date, Borrowers shall have delivered to Agent evidence satisfactory to Agent (i) of flood insurance, in form and substance satisfactory to Agent, with respect to each parcel of Real Estate, other than a parcel as to which Borrowers have supplied to Agent evidence that such parcel is not in a flood hazard area, (ii) that all insurance coverage required pursuant to Section 6.6 is in full force and effect and all premiums then due thereon have been paid in full and (iii) an original or certified copy of each policy of insurance.

              4.1.15 PAYMENT OF AMENDMENT FEE AND OTHER FEES. Borrowers shall have paid the Amendment Fee and all fees and expenses described in subsection 12.1.1 incurred in connection with the transactions contemplated by this Loan Agreement.

         4.2 TELE-MEDIA MERGER. The Borrowers shall satisfy each of the following conditions on or before July 18, 1997 in a manner satisfactory to
Agent:

              4.2.1 CONSUMMATION OF TELE-MEDIA MERGER. Agent shall have received (i) evidence of the consummation of the Tele-Media Merger and the acquisition by CBC as a result thereof of good and marketable title to all of the Tele-Media Property, free and clear of all Liens and Indebtedness, except Assumed Obligations (as defined in the Tele-Media Acquisition Instruments) and (ii) certified copies of the Tele-Media Merger Instruments.

              4.2.2 DELIVERY OF DOCUMENTS. The following shall have been delivered to Agent, each duly authorized and executed:

                      (a) a duly executed Mortgage on each parcel of Tele-Media Real Estate; and

                     (b) any amendments to the Loan Instruments required by Agent to reflect the effect of the Tele-Media Merger.

              4.2.3 OPINIONS OF COUNSEL. Agent shall have received such opinions of counsel for Borrowers, in such form and covering such matters as Agent may reasonably require, relating to the Tele-Media Merger and the Liens granted by CBC on the Tele-Media Property, in each case addressed to Agent for the benefit of Lenders.

              4.2.4 SECURITY INTERESTS. All filings of UCC financing statements, all recordings of the Mortgages and all other filings and actions necessary to perfect and maintain the Security Interests granted to Agent on the Tele-Media Property as first, valid and perfected liens, subject only to Permitted Prior Liens, shall have been filed or taken, and Agent shall have received such Uniform Commercial Code and other lien searches as it deems necessary to confirm the foregoing.

              4.2.5 INSURANCE. Borrowers shall have delivered to Agent such title and other insurance and such evidence with respect to each parcel of Tele-Media Real Estate as is required pursuant to subsection 4.1.14 with respect to the Real Estate owned by CBC at the time of Closing.

         4.3. ACQUISITIONS. The right of any Borrower to make an Acquisition (other than the Tele-Media Acquisition), whether or not the proceeds of an Additional Loan are used to consummate such Acquisition, shall be subject to the satisfaction of all of the following conditions in a manner satisfactory to the Required Lenders:

              4.3.1 CONSUMMATION OF ACQUISITIONS. Prior to or concurrently with each Acquisition Closing, Agent shall have received evidence that (i) such Acquisition is in accordance with the terms of the applicable Acquisition Instruments, (ii) if such Acquisition is an Asset Acquisition, CBC will acquire concurrently with the Acquisition Closing good and marketable title to all of the Station Assets, or Related Business Assets which are being purchased pursuant to such Acquisition Instruments, except the applicable FCC Licenses which shall be transferred to CLI simultaneously with the Acquisition Closing, free and clear of all Liens and Indebtedness except Permitted Liens and Indebtedness which CBC has agreed to assume or take subject to pursuant to such Acquisition Instruments, subject to the limitations set forth in Sections 7.1, 7.2 and 7.4, (iii) if such Acquisition is an Equity Acquisition, (A) the Property owned by the Person which owns the capital stock or equity interests which are the subject of such Acquisition shall be free and clear of all Liens and Indebtedness, except such Liens and Indebtedness as CBC has agreed to assume or take subject to pursuant to such Acquisition Instruments, subject to the limitations set forth in Sections 7.1, 7.2 and 7.4 (B) the Required Lenders shall be reasonably satisfied that adequate provision has been made to protect CBC against the assumption of material undisclosed liabilities, (C) simultaneously with the Acquisition Closing such Person is merged into CBC with CBC being the surviving entity (an "Acquisition Merger") and (D) simultaneously with the consummation of such

         Acquisition the applicable FCC Licenses shall be transferred to CLI and (iv) any consent, authorization or approval which is required from any Governmental Body or other Person as a condition to the consummation of such Acquisition, the failure to obtain which would prevent the applicable Borrower from operating the Station or Related Business which is the subject of such Acquisition, has been obtained.

              4.3.2 DELIVERY OF DOCUMENTS. The following shall have been delivered to Agent, each duly authorized and executed where applicable:

                     (a)  the Acquisition Loan Instruments;

                     (b) such certificates of incumbency, good-standing and corporate resolutions as Agent may reasonably require in connection with such Acquisition;

                     (c) certified or executed original copies of each of the following, the terms and conditions of all of which shall be reasonably satisfactory to Agent:

                          (i)  the applicable Acquisition Instruments; and

                          (ii) the Leases assumed or entered into by CBC in connection with such Acquisition; and

                     (d) such other instruments, documents, certificates, consents, waivers and opinions as Agent may reasonably require.

              4.3.3 FINANCIAL STATEMENTS, REPORTS AND PROJECTIONS. Agent shall have received such financial statements, reports and projections with respect to the operation of the business which is the subject of the Acquisition as Agent may reasonably require.

              4.3.4 COMPLIANCE WITH APPLICABLE RATIO. After giving effect to such Acquisition, the Adjusted Leverage Ratio shall not exceed the Applicable Ratio as calculated as of the most recent month preceding the Acquisition Closing Date for which Borrowers have delivered to Lenders the financial statements and other information reasonably necessary to enable Lenders to make such calculation, provided that such delivery shall occur not less than 15 days prior to such date of closing.

              4.3.5 OPINIONS OF COUNSEL. Agent shall have received such opinions of counsel as Agent may reasonably require in connection with such Acquisition and the Liens to be granted to Agent upon the Property acquired in connection therewith.

              4.3.6 FCC LICENSES. Agent shall have received (i) certified copies of all FCC licenses issued with respect to the operation of each Station to be acquired in connection with such Acquisition or the Acquisition Merger, (ii) evidence that upon the Acquisition Closing CLI will be the licensee of all such FCC Licenses and that the approval by the

         FCC of the transfer of such Licenses to CLI has become final and non-appealable, (iii) evidence that CBC is authorized to make use of such FCC licenses pursuant to the Amended and Restated Use Agreement and any amendment to such agreement necessary to effect the foregoing,
         (iv) such FCC Licenses are all licenses which are necessary to enable CBC to conduct its Broadcasting Business with respect to each such Station, (v) such FCC Licenses are in full force and effect as of the Acquisition Closing Date, and (vi) no event has occurred that could result in the termination, revocation or non-renewal of any such license.

              4.3.7 SECURITY INTEREST. Agent shall have received evidence that it has or will acquire upon the Acquisition Closing Date a perfected first lien on all of the Property which is the subject of such Acquisition or the Acquisition Merger, as applicable, subject only to Permitted Prior Liens.

              4.3.8 ENVIRONMENTAL AUDIT. Agent shall have received an Environmental Audit with respect to any real estate which is being acquired by CBC pursuant to such Acquisition or Acquisition Merger and, at the request of Agent, any real estate which is the subject of a Lease which is being assumed or entered into by CBC in connection with such Acquisition or Acquisition Merger.

              4.3.9 INSURANCE; SURVEY. Borrowers shall deliver to Agent (i) such title and other insurance with respect to each parcel of real estate being acquired in connection with such Acquisition as is required pursuant to subsection 4.1.14 with respect to the Real Estate owned by CBC at the time of the Closing and (ii) a recent survey of each such parcel in sufficient detail to permit the elimination of survey exceptions to each title policy.

              4.3.10 ENGINEER'S CERTIFICATE. There shall have been delivered to Agent a Certificate of an Engineer for each Station being acquired in connection with such Acquisition or Acquisition Merger.

              4.3.11 PAYMENT OF FEES. Borrowers shall have paid all fees and expenses described in subsection 12.1.1 incurred in connection with such Acquisition and any Additional Loan made in connection therewith.

              4.3.12 REPRESENTATIONS AND WARRANTIES. On each Acquisition Closing Date the representations and warranties of each Obligor set forth in the Loan Instruments to which such Obligor is a party shall be true and correct when made and at and as of the time of the Acquisition Closing, except to the extent that such representations and warranties expressly relate to an earlier date.

              4.3.13 PERFORMANCE; NO DEFAULT. Each Obligor shall have performed and complied with all agreements and conditions contained in the Loan Instruments to be performed by or complied with by such Person prior to or at the applicable Acquisition

         Closing, and no Event of Default or Incipient Default shall exist after giving effect to such Acquisition and, if applicable, the related Acquisition Merger.

         4.4 LANDLORD'S CONSENT. Except to the extent previously delivered to Agent, Borrowers shall use their best efforts to obtain and deliver to Agent within 60 days after the Closing Date a Landlords' Consent with respect to each Lease and each Tele-Media Lease.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers represent and warrant to Lenders as follows:

         5.1 CORPORATE EXISTENCE AND POWER. Each Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own its Property and to carry on its business as now conducted and as proposed to be conducted following the Closing Date, and is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect, including in any event each jurisdiction in which any Station or LMA Station of such Borrower is operated.

         5.2 CORPORATE AUTHORITY. Each Borrower has full power and authority to enter into, execute, deliver and carry out the terms of the Instruments to which it is a party and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of such Borrower.

         5.3  CAPITAL STOCK, SENIOR SUBORDINATED NOTES AND RELATED MATTERS.

              5.3.1  CAPITALIZATION OF BORROWERS. There is set forth in EXHIBIT
         5.3.1 a complete description of the capitalization of each Borrower, after giving effect to the issuance of the Exchangeable Preferred Stock. All of the capital stock of each Borrower is validly issued, fully paid and non-assessable, and all of such capital stock and the Senior Subordinated Notes have been issued and sold in compliance with all applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws. All of the CBC Common Stock is owned beneficially and of record by Guarantor and all of the CLI Capital Stock is owned beneficially and of record by CBC, in each case free and clear of all Liens except the Security Interests.

              5.3.2 RESTRICTIONS. Except for the applicable Instruments, neither Borrower (i) is a party to or has knowledge of any agreements restricting the transfer of its capital stock, (ii) has issued any rights which can be convertible into or exchangeable or exercisable for any of its capital stock or debt securities, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable or exercisable for any of its capital stock or debt securities and (iii) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock, convertible rights or options or debt securities. Except as provided in the applicable Instruments, no Borrower is required to file, and no Borrower has filed, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, a registration statement relating to any class of debt or equity securities.

         5.4 BINDING AGREEMENTS. This Loan Agreement and the other Loan Instruments, when executed and delivered, will constitute the valid and legally binding obligations of each Obligor to the extent such Obligor is a party thereto, enforceable against each Obligor in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

         5.5  BUSINESS, PROPERTY AND LICENSES OF BORROWER.

              5.5.1 BUSINESS AND PROPERTY. CBC is, or upon the Closing will be, the owner of all Property and will have the right, pursuant to the Amended and Restated Use Agreement, to make use of all FCC Licenses necessary to conduct the operations of each of CBC's Stations and to perform its obligations pursuant to the LMA Agreements. CBC does not engage or propose to engage in any business or activity other than the Broadcasting Business or Related Businesses and CLI does not engage or propose to engage in any business or activity other than being the licensee under FCC Licenses.

              5.5.2 FCC LICENSES. There is set forth in EXHIBIT 5.5.2 a description of all FCC Licenses which have been issued or assigned to CLI and which are being used by CBC. All of such FCC Licenses are in full force and effect and have been duly issued in the name of, or validly assigned to CLI and no default or breach exists thereunder.

              5.5.3 LMA AGREEMENTS. The LMA Agreements are in full force and effect and no default or breach exists under any such agreement. The approval or consent has been obtained from all Governmental Bodies, including, without limitation, the FCC, and all other Persons whose approval or consent is required to enable the applicable Borrower to perform its obligations and receive the benefits of the LMA Agreements.

              5.5.4 OPERATING AGREEMENTS. All Operating Agreements are in full force and effect and no event has occurred which could result in the cancellation or termination of any such Operating Agreement which, if cancelled or terminated, would have a Material Adverse Effect, or the imposition thereunder of any liability upon any Borrower which could reasonably be expected to have a Material Adverse Effect.

              5.5.5 BUSINESS LOCATIONS. There is set forth in EXHIBIT 5.5.5 the location of each Borrower's chief executive office, the locations of all of such Borrower's Property, the places where such Borrower's books and records are kept, and the locations of all transmitters, antennae, studios and offices used in the operation of each of the CBC Stations or Related Businesses.

              5.5.6 REAL PROPERTY; LEASES. There is set forth in EXHIBIT 1X a complete and accurate description of the Real Estate owned by CBC. There is set forth in EXHIBIT 1S a list of all Leases under which CBC is lessee. Each Lease is in full force and effect, there has been no material default in the performance of any of its terms or conditions by CBC, or, to the best knowledge of CBC, any other party thereto, and no claims of default have been asserted with respect thereto. The present and contemplated use of the Real Estate and the Leasehold Property is in compliance with all applicable zoning ordinances and regulations and other laws and regulations, except for any noncompliance which would not have a Material Adverse Effect.

              5.5.7 OPERATION AND MAINTENANCE OF EQUIPMENT. To the best of Borrowers' knowledge, no Person owning or operating any equipment necessary for the operation of any of Borrowers' Stations or any LMA Station has used, operated or maintained the same in a manner which now or hereafter could result in the cancellation or termination of the right of CBC to use or make use of the same or which could result in any material liability of CBC for damages in connection therewith. All of the equipment and other tangible personal property which is now owned or which will be owned by CBC is or will be, upon the acquisition thereof, in good operating condition and repair (subject to normal wear and tear considering the age thereof) and has while owned or operated by CBC, been used, operated and maintained in substantial compliance with all applicable laws, rules and regulations.

         5.6 TITLE TO PROPERTY; LIENS. CBC has (i) good and marketable title to all of its Property, except the portion thereof consisting of a leasehold estate and (ii) a valid leasehold estate in each portion of its Property which consists of a leasehold estate, except for any defects in title which would not have a Material Adverse Effect. Upon the proper filing with the appropriate Governmental Bodies of the Mortgages and appropriate UCC Financing Statements, the applicable Loan Instruments will create valid and perfected first Liens on the Property described therein, subject only to Permitted Prior Liens.

         5.7  PROJECTIONS AND FINANCIAL STATEMENTS.

              5.7.1 FINANCIAL STATEMENTS. The financial statements and reports of CBC and, for the period beginning January 1, 1997, DAC described in
         EXHIBIT 5.7.1 present fairly in all material respects the results of operations of such Person for the periods covered thereby and the financial condition of each such Person as of the dates indicated therein. Borrowers have no reason to believe that the financial statements described in EXHIBIT 5.7.1 with respect to Snider Corporation, Snider Broadcasting Corporation and

         Subsidiary, CDB Broadcasting Corporation, the Tele-Media Stations and the DAC Stations prior to January 1, 1997, do not present fairly in all material respects the results of operations of such Stations for the periods covered thereby and the financial condition of such Stations as of the dates indicated therein. All of the foregoing financial statements pertaining to the Borrowers and, to the best knowledge of Borrowers, the financial statements with respect to the Tele-Media Stations, have been prepared in conformity with GAAP, except in the case of the unaudited statements for the absence of footnotes and normal year-end adjustments. Since May 31, 1997, there has been no change which has had a Material Adverse Effect as compared with the state of affairs on such date. Borrowers also have delivered to Agent a pro-forma balance sheet as of the Closing Date. Such pro-forma balance sheet, which assumes the consummation of the transactions contemplated by the Instruments, presents fairly in all material respects the anticipated financial condition of Borrowers as of the Closing Date.

              5.7.2 PROJECTIONS. The projections described in EXHIBIT 5.7.2 of the future operations of CBC represent the best estimates of Borrowers as of the Closing Date of CBC's future financial performance.

         5.8 LITIGATION. There is set forth in EXHIBIT 5.8 a description of all actions and suits, arbitration proceedings and claims pending or, to the best knowledge of Borrowers, threatened against any Borrower or maintained by either Borrower at law or in equity or before any Governmental Body. None of the matters set forth in such EXHIBIT 5.8, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         5.9  DEFAULTS IN OTHER AGREEMENTS; CONSENTS; CONFLICTING
AGREEMENTS. No Borrower is in default under any agreement to which such Borrower is a party or by which it or any of its Property is bound, the effect of which default could have a Material Adverse Effect. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by any Borrower of any of the Instruments to which such Borrower is a party, (ii) the consummation of the Tele-Media Acquisition or (iii) as a condition to the validity or enforceability of any of the Instruments to which any Borrower is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for (A) certain filings to establish and perfect the Security Interests and (B) filing of certain of the Loan Instruments with the FCC. No provision of any material mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on either Borrower or affecting the Property of either Borrower conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Instruments or affect the validity or priority of the Security Interests. The execution, delivery or performance of the terms of the Instruments will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of either Borrower pursuant to the terms of any such material mortgage, indenture, contract or agreement.



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



         5.10 TAXES. Borrowers have filed all tax returns required to be filed, and have paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against either Borrower, and no tax liens have been filed and, to the best knowledge of Borrowers, no claims are being asserted in respect of such taxes which are required by GAAP to be reflected in the financial statements of either Borrower and are not so reflected therein. The charges, accruals and reserves on the books of each Borrower with respect to all federal, state, local and other taxes are considered by the management of Borrowers to be adequate, and Borrowers do not know of any unpaid assessment which is or might be due and payable against either Borrower or any of its Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP. None of the tax returns of any Obligor are under any audit, which could result in any determination of any tax liability which could reasonably be expected to have a Material Adverse Effect.

         5.11 COMPLIANCE WITH APPLICABLE LAWS. Neither Borrower is in default in respect of any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default could reasonably be expected to have a Material Adverse Effect. Each Borrower is in compliance in all material respects with all applicable statutes and regulations, including, without limitation, the Communications Act, all Environmental Laws, ERISA, ADA and all laws and regulations relating to unfair labor practices, equal employment opportunity and employee safety, of all Governmental Bodies, a violation of which would have a Material Adverse Effect. No material condemnation, eminent domain or expropriation has been commenced or, to the best knowledge of Borrowers, threatened against the Property which Borrowers will own upon the Closing.

         5.12 PATENTS, TRADEMARKS AND FRANCHISES. CBC owns, possesses or has a right to use all patents, trademarks, service marks, tradenames, copyrights, franchises and rights with respect thereto, including the patents, trademarks, service marks, tradenames, copyrights, franchises and rights described in EXHIBIT 5.12, necessary for the conduct of its Broadcasting Business, without any known conflict with the rights of others and, in each case, free of any Liens, except for any defects in title, conflicts with rights of others and Liens which would not have a Material Adverse Effect.

         5.13 FCC MATTERS. Borrowers (i) have duly and timely filed all reports and other filings which are required to be filed under the Communications Act or any other applicable law, rule or regulation of any Governmental Body, the non-filing of which would have a Material Adverse Effect, and (ii) are in compliance with all such laws, rules and regulations, the noncompliance with which could reasonably be expected to have a Material Adverse Effect. All information provided by or on behalf of either Borrower in any material filing with the FCC was, at the time of filing, true, complete and correct in all material respects when made, and the FCC has been notified of any substantial or significant changes in such information as may be required in accordance with applicable laws, rules and regulations.



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         5.14  ENVIRONMENTAL MATTERS. Except as set forth in EXHIBIT
5.14, CBC is in compliance with all applicable Environmental Laws, and no portion of any of the Real Estate or any of the Leasehold Property subject to Leases has been used as a land fill. None of the items set forth in EXHIBIT
5.14 could reasonably be expected to have a Material Adverse Effect. CBC shall not cause or permit to be, and, to the best of CBC's knowledge, there currently are not, any known Hazardous Materials generated, manufactured, released, stored, buried or deposited over, beneath, in or on (or used in the construction and/or renovation of), transported to or from, the Real Estate or Leasehold Property in violation of applicable Environmental Laws.

         5.15 APPLICATION OF CERTAIN LAWS AND REGULATIONS. No Obligor or any Affiliate of any Obligor is:

              5.15.1 INVESTMENT COMPANY ACT. An "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              5.15.2 HOLDING COMPANY ACT. A "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

              5.15.3 FOREIGN OR ENEMY STATUS. (i) An "enemy" or an "ally of an enemy" within the meaning of Section 2 of the Trading with the Enemy Act, (ii) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of such Executive Orders, as amended, or of any regulation issued thereunder,
         (iii) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or of the Cuban Assets Control Regulations of the United States of America (Code of Federal Regulations, Title 31, Chapter V, Part 515, Subpart B, as amended), or
         (iv) an alien or a representative of any alien or foreign government within the meaning of Section 310 of Title 47 of the United States Code.

              5.15.4 REGULATIONS AS TO BORROWING. Subject to any statute or regulation which regulates the incurrence of any Indebtedness for Borrowed Money, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

         5.16 MARGIN REGULATIONS. None of the transactions contemplated by this Loan Agreement or any of the other Loan Instruments, including the use of the proceeds of the Loans, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations


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G, T, U and X, and Borrower does not own or intend to carry or purchase any
"margin security" within the meaning of such Regulation U or G.

         5.17 OTHER INDEBTEDNESS. Upon the Closing there will be no Indebtedness for Borrowed Money, except (i) Borrowers' Obligations, (ii) Permitted Senior Indebtedness, (iii) Senior Subordinated Indebtedness and (iv) Seller Debt.

         5.18 NO MISREPRESENTATION. Neither this Loan Agreement nor any other Loan Instrument, certificate, information or report furnished or to be furnished by or on behalf of any Obligor to any Lender or Agent in connection with any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. There is no fact, other than information known to the public generally, known to or reasonably foreseen by either Borrower after diligent inquiry, that would be expected to have a Material Adverse Effect that has not expressly been disclosed to Lenders in writing.

         5.19 EMPLOYEE BENEFIT PLANS.

              5.19.1 NO OTHER PLANS. No Obligor or any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plan other than those identified on EXHIBIT 5.19.1 Borrowers have provided Agent accurate and complete copies of all contracts, agreements and documents described on EXHIBIT 5.19.1.

              5.19.2 ERISA AND CODE COMPLIANCE AND LIABILITY. Each Obligor and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where failure to comply would not result in a material liability to any Obligor and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 401(a) of the Code. No material liability has been incurred by any Obligor or ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

              5.19.3 FUNDING. No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been insured (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Obligor or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions


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



         under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068 of ERISA with respect to any Pension Plan.

              5.19.4 PROHIBITED TRANSACTIONS AND PAYMENTS. No Obligor nor any ERISA Affiliate has: (i) engaged in a nonexempt "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the Code.

              5.19.5 NO TERMINATION EVENT. No Termination Event has occurred or is reasonably expected to occur.

              5.19.6 ERISA LITIGATION. No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of Borrowers, threatened concerning or involving any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Obligor, or any ERISA Affiliate, (ii) Pension Plan or (iii) Multiemployer Plan.

         5.20 EMPLOYEE MATTERS.

              5.20.1 COLLECTIVE BARGAINING AGREEMENTS; GRIEVANCES. (i) None of the employees of CBC is subject to any collective bargaining agreement,
         (ii) no petition for certification or union election is pending with respect to the employees of CBC and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of CBC and (iii) there are no strikes, slowdowns, work stoppages, unfair labor practice complaints, grievances, arbitration proceedings or controversies pending or, to the best knowledge of Borrowers, threatened against CBC by any of its employees, other than employee grievances or controversies arising in the ordinary course of business that would not in the aggregate be expected to have a Material Adverse Effect.

              5.20.2  CLAIMS RELATING TO EMPLOYMENT. Except as set forth on
         EXHIBIT 5.20.2, neither CBC nor, to Borrowers' best knowledge, any shareholder or employee of any CBC is subject to any employment agreement or non-competition agreement with any former employer or any other Person which agreement would have a Material Adverse Effect due to (i) any information which CBC would be prohibited from using under the terms of such agreement or (ii) any legal considerations relating to unfair competition, trade secrets or proprietary information.

         5.21 BURDENSOME OBLIGATIONS. After giving effect to the transactions contemplated by the Instruments, (i) neither Borrower (A) will be a party to or be bound by any franchise,


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



agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect and (B) intends to incur, or believes that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) Borrowers (A) own and will own Property, the fair saleable value of which is
(I) greater than the total amount of their liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (B) have and will have capital that is not unreasonably small in relation to their businesses as presently conducted and as proposed to be conducted. Borrowers do not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have a Material Adverse Effect.

         5.22 INSURANCE. No notice of cancellation has been received with respect to any insurance policies required pursuant to Section 4.1.15 and Borrowers are in material compliance with all conditions contained in such policies.

         5.23 REPRESENTATION AS TO ACQUISITION INSTRUMENTS. To the best knowledge of Borrowers, the representations and warranties made by the seller pursuant to the Tele-Media Acquisition Instruments are true and correct as of the Closing Date and no defaults exist thereunder.


                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

         Until all of Borrowers' Obligations are paid and performed in full and all of the Commitments have been terminated, except as provided in Section 6.11, each Borrower agrees that it will:

         6.1 LEGAL EXISTENCE; GOOD STANDING. Maintain its existence and its good standing in the jurisdiction of its formation and maintain its qualification in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect, and in any event in each jurisdiction in which any one Station or Related Business is owned or operated by CBC.

         6.2 INSPECTION. Permit representatives of each Lender to (i) visit its offices, (ii) examine its books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss its affairs with its employees, (v) examine and inspect its Property and (vi) meet and discuss its affairs with the Accountants, and such Accountants, as a condition to their retention by such Borrower, are hereby irrevocably authorized by such Borrower to fully discuss and disclose all such affairs with each Lender. The representatives of each Lender shall conduct the activities described in this Section 6.2 at reasonable times and upon reasonable notice, provided, however, if an Event of Default or Incipient Default exists, such activities may be conducted at any time without notice.


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         6.3  FINANCIAL STATEMENTS AND OTHER INFORMATION.  Maintain a standard system of accounting in accordance with GAAP and furnish to each Lender:

              6.3.1 MONTHLY STATEMENTS. As soon as available and in any event within 30 days after the close of each month:

                     (a) the consolidated balance sheet of Obligors and the consolidating balance sheet of each Borrower as of the end of such month,

                     (b) the consolidated statements of operations of Obligors, the consolidated statements of Operating Cash Flow of Borrowers, the statement of Excess Cash Flow, and the consolidating statements of operations and Cash Flow for each Borrower for such month and for the period from the beginning of the then current year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding year,

                     (c) a statement of the Adjusted Operating Cash Flow for such month and for the period from the beginning of the then current year to the end of such month, and

                     (d) a statement of the Market Cash Flow for each Broadcast Market for such month and for the period from the beginning of the then current year to the end of such month, and showing a comparison with the budget for such period, all in reasonable detail, containing such information as any Lender reasonably may require, and certified by the Chief Financial Officer as complete and correct, subject to normal year-end adjustments.

                   6.3.2 QUARTERLY STATEMENTS. As soon as available and in any event within 45 days after the close of each quarter of each year:

                             (a) the consolidated balance sheet of Obligors and the consolidating balance sheet of each Borrower as of the end of such quarter,

                             (b) the consolidated statements of operations of Obligors, the consolidated statements of Operating Cash Flow of Borrowers, the statement of Excess Cash Flow, and the consolidating statements of operations and Operating Cash Flow for each Borrower for such quarter and for the period from the beginning of the then current year to the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding year, and showing a comparison with the budget for such period,


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                             (c)  a statement of the Adjusted Operating Cash
                   Flow of Borrowers for such quarter and for the immediately preceding three quarters, and

                             (d)  a statement of the Market Cash Flow for
                   each Broadcast Market for such quarter and for the period from the beginning of the then current year to the end of such quarter,

         all in reasonable detail, containing such information as any Lender reasonably may require, and certified by the Chief Financial Officer as complete and correct, subject to normal year-end adjustments.

                   6.3.3 ANNUAL STATEMENTS. As soon as available and in any event within 120 days after the close of each year:

                             (a)  the consolidated balance sheet of
                   Borrowers as of the end of such year, the statements of operations, cash flows, stockholders' equity of Borrowers, the consolidating balance sheet of each Borrower as of the end of such year, the consolidating statements of operations, cash flows and stockholders' equity for each Borrower for such year (collectively, the "Basic Financial Statements"), the statements of Excess Cash Flow and of the consolidated and consolidating Operating Cash Flow for Borrowers for such year, setting forth in each case in comparative form the corresponding figures for the preceding year,

                             (b)  a statement of the Market Cash Flow for
                   each Broadcast Market for such year, in each case certified by the Chief Financial Officer as complete and correct, and showing a comparison with the budget for such period,

                             (c) an opinion of the Accountants which shall accompany the Basic Financial Statements, which opinion shall be unqualified as to going concern and scope of audit, stating that (i) the examination by the Accountants in connection with such Basic Financial Statements has been made in accordance with generally accepted auditing standards, (ii) such Basic Financial Statements have been prepared in conformity with GAAP and in a manner consistent with prior periods, and (iii) such Basic Financial Statements fairly present in all material respects the financial position and results of operations of the Borrowers, and

                             (d)  a letter from the Accountants stating
                   that the statements of Operating Cash Flow, Market Cash Flow and Excess Cash Flow were computed in accordance with the requirements of this Loan Agreement.

                   6.3.4 OFFICER'S CERTIFICATES. The financial statements described in subsections 6.3.1, 6.3.2 and 6.3.3 shall be accompanied by a Compliance Certificate signed by the Chief Financial Officer.


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                   6.3.5  ACCOUNTANTS' CERTIFICATE. Simultaneously with
         the delivery of the certified Basic Financial Statements required by subsection 6.3.3, copies of a certificate of the Accountants stating that (i) they have checked the computations delivered by Borrowers in compliance with subsection 6.3.3, and (ii) in making the examination necessary for their audit of the Basic Financial Statements of Borrowers for such year nothing came to their attention of a financial or accounting nature that caused them to believe that (A) either Borrower was not in compliance with the terms, covenants, provisions or conditions of any of the Loan Instruments or (B) there shall have occurred any condition or event which would constitute an Event of Default, or, if so, specifying in such certificate all such instances of non-compliance and the nature and status thereof.

                   6.3.6 AUDIT REPORTS. Promptly upon receipt thereof, a copy of each report, other than the reports referred to in subsection 6.3.3, including any so-called "Management Letter" or similar report, submitted to Obligors by the Accountants in connection with any annual, interim or special audit made by the Accountants of the books of any Obligor.

                   6.3.7  BUSINESS PLANS.  Not later than 30 days
         before the end of each year, a business plan for the following year setting forth in reasonable detail the projected operations budget of each Broadcast Market for such year and such other information as any Lender may reasonably request, for such following year.

                   6.3.8 NOTICE OF DEFAULTS; LOSS. Prompt written notice if: (i) any Indebtedness for Borrowed Money of either Borrower is declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due, (ii) an event has occurred that enables the holder of any note, or other evidence of such Indebtedness for Borrowed Money of either Borrower to declare such Indebtedness for Borrowed Money due and payable prior to its stated maturity, (iii) there shall occur and be continuing an Incipient Default or Event of Default, accompanied by a statement of the Chief Financial Officer setting forth what action Borrowers propose to take in respect thereof, or (iv) any event shall occur which could reasonably be expected to have a Material Adverse Effect, including the amount or the estimated amount of any loss or depreciation or adverse effect.

                   6.3.9 NOTICE OF SUITS, ADVERSE EVENTS. Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other order naming either Borrower a party to any proceeding before any Governmental Body which could reasonably be expected to have a Material Adverse Effect and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any license, permit, franchise, agreement or other authorization issued to either Borrower by any Governmental Body or any other Person, the result of which could reasonably be expected to have a Material Adverse Effect, (iii) any refusal by any Governmental Body or any other Person to renew or extend any such license, permit, franchise, agreement or other authorization and (iv) any dispute between either Borrower


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         and any Governmental Body or any other Person, which lapse, termination, refusal or dispute referred to in clauses (ii) and (iii) above or in this clause (iv) could reasonably be expected to have a Material Adverse Effect.

              6.3.10   REPORTS TO SHAREHOLDERS, CREDITORS AND
                       GOVERNMENTAL BODIES.

                       (a) Promptly upon becoming available, copies of all financial statements, reports, notices and other statements sent or made available generally by any Obligor to its shareholders, of all regular and periodic reports and all registration statements and prospectuses filed by any Obligor with any securities exchange or with the SEC, and of all statements generally made available by any Obligor or others concerning material developments in CBC's Broadcasting Business.

                       (b) Promptly upon becoming available, copies of any periodic or special reports filed by any Obligor with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of such Obligor, or if copies thereof are requested by any Lender, and copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Obligor.

              6.3.11   ERISA NOTICES AND REQUESTS.

                       (a)  With reasonable promptness, and in any
              event within 30 days after occurrence of any of the following, Borrowers will give notice of and/or deliver to Agent copies of: (i) the establishment of any new Employee Benefit Plan, Pension Plan or Multiemployer Plan; (ii) the commencement of contributions to any Employee Benefit Plan, Pension Plan or Multiemployer Plan to which any Obligor or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, Pension Plan or Multi-employer Plan; (iii) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by any Obligor or any ERISA Affiliate with respect to such request; and (iv) the failure of any Obligor or ERISA Affiliate to make a required installment or payment under
              Section 302 of ERISA or Section 412 of the Code by the due date.

                       (b) Promptly and in any event within 10 days of becoming aware of the occurrence of or forthcoming occurrence of any (i) Termination Event or (ii) "prohibited transaction", as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, Borrowers will deliver to Agent a notice specifying the nature thereof, what action the applicable Obligor has taken, is taking or proposes to take with respect thereto and, when known, any action taken or


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              threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

                       (c)  With reasonable promptness but in any
              event within 10 days after the occurrence of any of the following, Borrowers will deliver to Agent copies of: (i) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code; (ii) all notices received by any Obligor or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan;
              (iii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Obligor or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan; and (iv) all notices received by any Obligor or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. Borrowers will notify Agent in writing within two Business Days of any Obligor or any ERISA Affiliate that has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

              6.3.12 RATING BOOKS. Promptly upon receipt thereof and upon request therefor by any Lender, copies of all station rating books to the extent permitted by applicable law and the agreements with the publishers thereof.

              6.3.13   OTHER INFORMATION.

                       (a)  Immediate notice of any material change
              in, or termination of, the employment of Wilson or the Chief Financial Officer, any change in the location of any Property of either Borrower which is material to or necessary for the continued operation of CBC's Broadcasting Business, including without limitation any change in the location of any transmitting tower, any change in the name of either Borrower and any sale or purchase of Property outside the regular course of business of either Borrower other than the sales described in Section 7.11(i).

                       (b)  Promptly upon request therefor, such
              other information and reports relating to the past, present or future financial condition, operations, plans and projections of Borrowers as any Lender may reasonably request from time to time.

         6.4 REPORTS TO GOVERNMENTAL BODIES AND OTHER PERSONS. Timely file all material reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over the operation of the business of CBC, including, but not limited to, such of the Loan


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Instruments as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person.

         6.5 MAINTENANCE OF LICENSES AND OTHER AGREEMENTS. Maintain in full force and effect at all times, and apply in a timely manner for renewal of, all Licenses, trademarks, tradenames and agreements necessary for the operation of CBC's Broadcasting Business, the loss of any of which would have a Material Adverse Effect, and deliver to Agent (i) at least 30 days' prior written notice of the proposed amendment of any FCC License, and (ii) (A) evidence of the filing of any application for renewal of any FCC Licenses not less than the earlier of (x) 60 days prior to the expiration of such FCC License or (y) the last day such application may be filed in accordance with applicable law and (B) copies of any petition filed to deny any such renewal application promptly after receipt thereof by either Borrower.

         6.6  INSURANCE.

              6.6.1 KEY MAN LIFE INSURANCE. Maintain in full force and effect at all times policies of insurance in such form and issued by such insurers as shall be reasonably acceptable to Agent, insuring the life of Wilson in the amount of $5,000,000 and deliver to Agent, from time to time as Agent may reasonably request, evidence of compliance with this subsection 6.6.1.

              6.6.2 BUSINESS INSURANCE. Maintain in full force and effect at all times Business Insurance as required by the insurance letter, a copy of which is attached hereto as EXHIBIT 6.6.2, all of which shall be written by insurers and in amounts and forms reasonably satisfactory to Agent and otherwise comply with the terms of such insurance letter, and deliver to Agent, from time to time as Agent may reasonably request, evidence of compliance with this subsection 6.6.2.

              6.6.3 BUSINESS INSURANCE, CLAIMS AND PROCEEDS. Borrowers hereby directs all insurers under all policies of Business Insurance to pay all proceeds payable thereunder directly to Agent and Borrowers hereby authorizes Agent to collect all such proceeds, subject to Borrowers' rights as described below in this Section 6.6.3 to receive certain proceeds. Borrowers irrevocably appoints Agent (and all officers, employees or agents designated by Agent) as Borrowers' true and lawful attorney and agent in fact for the purpose of and with power to make, settle and adjust claims under such policies of insurance, endorse the name of any Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and to make all determinations and decisions with respect to such policies of insurance. Borrowers acknowledge that such appointment as attorney and agent in fact is a power, coupled with an interest, and therefore is irrevocable. Borrowers shall notify Agent and Lenders promptly of any loss, damage, destruction or other casualty to the Collateral in excess of $250,000. If the proceeds of a casualty do not exceed $500,000 and no Event of Default exists, at the option of Borrowers, such proceeds shall be paid to Borrowers and either (i) applied to repair or replace the Property which is the subject of such casualty or (ii) applied to the payment of the Principal Balance. If the proceeds of a casualty exceed $500,000 or an Event of Default exists, at the option of the Required Lenders, such proceeds shall be (i) applied to the payment of Borrowers' Obligations in such manner as the Required Lenders determine. In the event the proceeds are to be applied to the repair or replacement of Collateral, the Collateral shall be repaired or replaced so as to be of at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty. If at the election of the Required Lenders proceeds of a casualty are not applied to the repair or replacement of the applicable Collateral, Borrowers shall not be obligated to repair or replace such Collateral.

              6.6.4 FLOOD INSURANCE. Maintain in full force and effect at all times any flood insurance required to be provided pursuant to Article IV and deliver to Agent, from time to time as Agent may reasonably request, evidence of compliance with this subsection 6.6.4.

         6.7 FUTURE LEASES. Except if delivered pursuant to Article IV, deliver to Agent, concurrently with the execution by CBC, as lessee, of any lease pertaining to real property, (i) an executed copy thereof, (ii) at the option of Agent, either a leasehold mortgage upon or a collateral assignment of such lease in favor of Agent, in either case in a form reasonably acceptable to Agent, and (iii) a Landlord's Consent from the Landlord under such lease.

         6.8 FUTURE ACQUISITIONS OF REAL PROPERTY. Except if delivered pursuant to Article IV, deliver to Agent concurrently with the (i) execution by CBC of any contract relating to the purchase by CBC of real property, an executed copy of such contract and (ii) closing of the purchase of such real property, (A) a first mortgage or deed of trust in favor of Agent on such real property, in form and content reasonably satisfactory to Agent, (B) a lender's policy of title insurance, in such form and amount and containing such endorsements as shall be reasonably satisfactory to Agent, and (C) such other documents and assurances with respect to such real property as Agent may reasonably require.

         6.9 ENVIRONMENTAL AUDIT. At the request of Agent deliver to Agent an Environmental Audit with respect to any real property leased or acquired by CBC referred to in Sections 6.7 and 6.8.

         6.10 ENVIRONMENTAL MATTERS.

              6.10.1 COMPLIANCE. At all times comply with, and be responsible for, its obligations under all Environmental Laws applicable to the Real Estate, the Leasehold Property and any other Property owned by CBC or used by CBC in the operation of its Broadcasting Business or any Related Business. At their sole cost and expense, Borrowers shall (i) comply in all respects with (A) any notice of any violation or administrative or judicial complaint or order having been filed against CBC, any portion of the Real Estate, any Leasehold Property or any other Property owned by CBC or used


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



         by CBC in the operation of its Broadcasting Business or any Related Business alleging violations of any law, ordinance and/or regulation requiring CBC to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, and (B) any notice from any Governmental Body or any other Person alleging that CBC is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from such release or transportation, or (ii) diligently contest in good faith by appropriate proceedings any demands set forth in such notices, provided (A) reserves in an amount required by GAAP to pay the costs associated with complying with any such notice are established by CBC and (B) no Lien would or will attach to the Property which is the subject of any such notice as a result of any compliance by CBC which is delayed during any such contest. Promptly upon receipt of any notice described in the foregoing clause (i), CBC shall deliver a copy thereof to Agent.

              6.10.2 CERTIFICATION. Deliver to Agent, not later than January 1 of each year, an Environmental Compliance Certificate.

         6.11 INTEREST HEDGE CONTRACT. Maintain an Interest Hedge Contract in full force and effect during the term thereof.

         6.12 COMPLIANCE WITH LAWS. Comply with all federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to either Borrower and its operations, the failure to comply with which would have a Material Adverse Effect.

         6.13 TAXES AND CLAIMS. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien (other than a Permitted Lien) upon its Property, provided that Borrowers shall not be required to pay any such amount if the same is being contested diligently and in good faith by appropriate proceedings and as to which the applicable Borrower has set aside reserves on its books in an amount required by GAAP.

         6.14 MAINTENANCE OF PROPERTIES. Maintain all of its Properties necessary in the operation of CBC's Broadcasting Business in good working order and condition.


                                  ARTICLE VII

                               NEGATIVE COVENANTS

         Until all of Borrowers' Obligations are paid and performed in full and all of the Commitments have been terminated, neither Borrower shall:



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         7.1  BORROWING. Create, incur, assume or suffer to exist or permit Tele-Media to create, incur, assume or suffer to exist any liability for Indebtedness for Borrowed Money, except (i) Borrowers' Obligations, (ii) Permitted Senior Indebtedness, (iii) Senior Subordinated Indebtedness, (iv) Indebtedness pursuant to the Interest Hedge Contract, (v) Seller Debt, (vi) unsecured Indebtedness assumed by CBC in connection with a Permitted Acquisition or Acquisition Merger in an aggregate amount not to exceed at any time $1,000,000, (vii) Indebtedness evidenced by the Exchangeable Debentures, provided Exchangeable Debentures shall not be issued unless no Event of Default will exist, after giving effect to such issuance and assuming such issuance occurred on the last day of the most recent month for which there has been delivered to Agent the financial statements required pursuant to subsection 6.3.1.

         7.2 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

         7.3 MERGER AND ACQUISITION. Consolidate with or merge with or into any Person, or make any Acquisition, except (i) a Permitted Acquisition,
(ii) the DAC Merger, (iii) the DLI Merger, (iv) the Tele-Media Merger or (v) an Acquisition Merger.

         7.4 CONTINGENT LIABILITIES. Assume, guarantee, endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except
(i) liabilities arising from the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business (ii) obligations assumed pursuant to a Permitted Acquisition, subject to reasonable limitations imposed by the Required Lenders and (iii) obligations with respect to Permitted Letters of Credit.

         7.5 DISTRIBUTIONS. Make any dividends, distributions or other shareholder expenditures with respect to its capital stock or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution by reduction of capital or otherwise in respect of, any of its capital stock, except (i) distributions necessary to pay Corporate Overhead, subject to the limitations set forth in subsection 7.6.1, (ii) dividends on the Exchangeable Preferred Stock by the issuance of new Exchangeable Preferred Stock and (iii) so long as no Event of Default will exist after giving effect thereto, cash dividends on the Exchangeable Preferred Stock (A) in any year in an amount which, together with any cash payments of interest in such year on Exchangeable Debentures, do not exceed the Remaining Excess Cash Flow for the preceding year and (B) commencing in January, 2003, so long as after giving effect to such payments CBC shall have Cash Equivalents of not less than $5,000,000.

         7.6  LIMITATION OF CORPORATE OVERHEAD AND CAPITAL EXPENDITURES.

              7.6.1 CORPORATE OVERHEAD. Make expenditures or incur obligations for Corporate Overhead which in the aggregate for all Obligors are in excess of the amounts set forth in EXHIBIT 7.6.1.


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              7.6.2  CAPITAL EXPENDITURES.  Make Capital Expenditures which in the aggregate for all Borrowers are in excess of the amounts set forth in EXHIBIT 7.6.2.

         7.7 PAYMENTS OF INDEBTEDNESS FOR BORROWED MONEY. Make any (i) voluntary or optional prepayment of any Indebtedness for Borrowed Money other than Borrowers' Obligations and the Indebtedness in the principal amount of $12,817,000 and interest thereon owing by CBC to guarantor, (ii) payment of interest on the Senior Subordinated Notes (A) so long as Borrowers are in default in the payment of interest, principal or any Loan Fees under this Loan Agreement or (B) during any Payment Blockage Period (as defined in the Note Indenture), (iii) payment of principal on the Senior Subordinated Notes, (iv) payment on the Exchangeable Debentures, except cash payments of interest may be made on such Exchangeable Debentures if (A) no Event of Default will exist after giving effect to such payments and (B) the amount of such payments and the cash dividends on the Exchangeable Preferred Stock do not in the aggregate exceed in any year the Remaining Excess Cash Flow for the preceding year.

         7.8 OBLIGATIONS AS LESSEE UNDER OPERATING LEASES. Enter into any arrangement as lessee of Property under any Operating Lease if the aggregate rentals for all such Operating Leases for Borrowers during any year would exceed the applicable amount set forth in EXHIBIT 7.8.

         7.9 INVESTMENTS. At any time purchase or otherwise acquire, hold or invest in the capital stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any Affiliate, except (i) investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository, (ii) investments in commercial or finance paper which, at the time of investment, is rated "A," or better by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors,
(iii) any interests in any money market account maintained, at the time of investment, with a Qualified Depository, the investments of which, at the time of investment, are restricted to the types specified in clause (i) above, (iv) Permitted Acquisitions, (v) loans from one Operating Company to another Operating Company, (vi) loans to employees of Borrowers or Parent in an aggregate amount not to exceed $50,000 for all Obligors outstanding at any time and (vii) the formation and capitalization of Permitted Subsidiaries. All investments permitted pursuant to clauses (i), (ii) and (iii) of this Section
7.9 shall have a maturity not exceeding one year.

         7.10 FUNDAMENTAL BUSINESS CHANGES; LIMITATIONS ON NON-OPERATING COMPANIES. Permit (i) any Operating Company to materially change the nature of its business or engage in any business other than the Broadcasting Business and Related Businesses or (ii) any Non-Operating Company to (A) engage in any business other than being the licensee of FCC Licenses or (B) incur any Indebtedness except Borrowers' Obligations.

         7.11 SALE OR TRANSFER OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of any Property (other than in the ordinary course of business) except for (i) the sale or disposition of (A) Property which is not material to or necessary for the continued operation of CBC's Broadcasting Business and (B) obsolete or unusable items of equipment which promptly are replaced with new items of equipment of like function and comparable value to the unusable items of equipment when the same were new or not obsolete or unusable, provided such replacement items of equipment shall become subject to the Security Interests and (ii) Permitted Dispositions.

         7.12 AMENDMENT OF INSTRUMENTS; ARTICLES OF INCORPORATION. Enter into any Prohibited Amendment.

         7.13 ACQUISITION OF ADDITIONAL PROPERTIES. Enter into an agreement with respect to a proposed Acquisition unless such agreement provides that the only remedy against the Borrower entering into such agreement in the event of default by CBC thereunder is liquidated damages in an amount not to exceed 10% of the purchase price, or acquire any additional Property except (i) such Property as necessary to or useful in the operation of its business, provided such acquisitions shall be subject to the conditions and limitations set forth in this Loan Agreement and (ii) such acquisitions of Property as are permitted pursuant to Section 7.3 or 7.9.

         7.14 ISSUANCE OF CAPITAL STOCK; DEBT SECURITIES. Issue or permit to be issued any additional capital stock or any interests convertible into or exercisable for any such additional capital stock or any debt securities.

         7.15 TRANSACTIONS WITH AFFILIATES. Sell, lease, assign, transfer or otherwise dispose of any Property to any Affiliate of any Obligor, render or receive services or purchase assets from any such Affiliate, or otherwise enter into any contractual relationship with any Affiliate of any Obligor, except as set forth in EXHIBIT 7.15.

         7.16  COMPLIANCE WITH ERISA.

               (i) permit the occurrence of any Termination Event which would result in a liability to any Obligor or ERISA Affiliate in excess of $100,000;

              (ii) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $100,000;

             (iii) permit any accumulated funding deficiency in excess of $100,000 (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

              (iv) fail to make any contribution or payment to any Multiemployer Plan which any Obligor or ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $100,000;

                      (v) engage, or permit any Obligor or ERISA Affiliate to engage, in any "prohibited transaction" as such term is defined in
         Section 406 of ERISA or Section 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to
         Section 4975 of the Code in excess of $100,000 is imposed;

                     (vi) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Obligor or ERISA Affiliate or increase the obligation of any Obligor or ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is material to any Obligor or ERISA Affiliate; or

                    (vii) fail, or permit any Obligor or ERISA Affiliate to fail to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with ERISA, the Code and all other applicable laws and regulations and interpretations thereof.

         7.17  LMA AGREEMENTS. Enter into, renew or extend an LMA, except
(i) the LMA Agreements, (ii) an LMA to operate a Station in a then existing Broadcast Market, (iii) an LMA to operate a Station in other than a then existing Broadcast Market, but only if Borrowers have demonstrated to the reasonable satisfaction of the Required Lenders that Borrowers would not suffer operating losses as a result of the operation of the Station or Stations which are the subject of such agreement.

         7.18 BUSINESS LOCATIONS. Change the location of its chief executive office, any of its Property or any studio, transmitter, antennae, or offices used in the operation of any of the CBC Stations, or the place where its books and records are kept unless (i) Agent shall have received at least 30 days' prior written notice thereof, (ii) Borrowers shall have complied with all applicable laws, rules and regulations and shall have received all required consents and approvals from any Governmental Body, including, without limitation, the FCC, (iii) Agent shall have received satisfactory evidence that such change could not reasonably be expected to affect adversely the operations or business prospects of Borrowers and (iv) Borrowers shall have executed and delivered to Agent any documents Agent may reasonably require in order to maintain the validity and priority of the Security Interests.


         7.19 MAXIMUM LEVERAGE TEST. Permit the ratio of Total Debt as of the last day of any month to the Adjusted Operating Cash Flow for the 12-month period ending as of the last day of such month to be greater than the Applicable Ratio on such date.



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



         7.20  SENIOR DEBT LEVERAGE.  Permit the ratio of the Principal
Balance as of the last day of any month to the Adjusted Operating Cash Flow for the 12-month period ending on such date to be greater than the ratios set forth below:

         Each Month During Period                     Ratio
         ------------------------                     -----
         Closing Date - November, 1997                5.25
         December, 1997 - May, 1998                   5.00
         June, 1998 - November, 1998                  4.75
         December, 1998 - May, 1999                   4.50
         June, 1999 - November, 1999                  4.25
         December, 1999 - May, 2000                   4.00
         June, 2000 - November, 2000                  3.75
         December, 2000 - May 2001                    3.50
         June, 2001 - November, 2001                  3.25
         December, 2001 - May, 2002                   3.00
         June, 2002 - November, 2002                  2.75
         December, 2002 - June, 2003                  2.50

         7.21 MINIMUM INTEREST COVERAGE. Permit the ratio of consolidated Operating Cash Flow of Borrowers for any Four-Quarter Period ending as of the end of any quarter set forth below to Interest Expense and cash dividends on the Exchangeable Preferred Stock for such Four-Quarter Period to be less than the ratio set forth opposite such period:

               Four Quarter Period Ending                         Ratio
               --------------------------                         -----
               September, 1997, December, 1997                    1.75

               March, 1998, June, 1998,                           2.00
                 September, 1998, December, 1998

               March, 1999 and each quarter                       2.25
                 thereafter

         7.22 MINIMUM FIXED CHARGES. Permit the ratio of the consolidated Operating Cash Flow of Borrowers for any Four-Quarter Period to Fixed Charges for such Four-Quarter Period to be less than 1.1 to 1.


                                  ARTICLE VIII

                              DEFAULT AND REMEDIES

         8.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under the Loan Instruments:


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




                   8.1.1 DEFAULT IN PAYMENT. If Borrowers shall fail to pay all or any portion of the Principal Balance when the same becomes due and payable or any other of the Borrowers' Obligations within five days after the same become due and payable.

                   8.1.2  BREACH OF COVENANTS.

                          (a)  If Borrowers shall fail to observe or
                   perform any covenant or agreement made by Borrowers contained in Section 4.2, 6.1, 6.2, 6.6, 6.10, 6.11 or in
                   Article VII;

                          (b)  If any Obligor shall fail to observe or
                   perform any covenant or agreement (other than those referred to in subparagraph (a) above or specifically addressed elsewhere in this Section 8.1) made by such Person in any of the Loan Instruments to which such Person is a party, and such failure shall continue for a period of 30 days after written notice of such failure is given by Agent.

                   8.1.3 BREACH OF WARRANTY. If any representation or warranty made by or on behalf of any Obligor in or pursuant to any of the Loan Instruments or in any instrument or document furnished in compliance with the Loan Instruments shall prove to be false or misleading in any material respect on the date as of which made.

                   8.1.4  DEFAULT UNDER OTHER INDEBTEDNESS FOR BORROWED
         MONEY. If (i) either Borrower at any time shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money (other than Borrowers' Obligations) beyond the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed $250,000 or (ii) any default shall occur in respect of any issue of Indebtedness for Borrowed Money of either Borrower (other than Borrowers' Obligations) outstanding in a principal amount of at least $250,000, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the grace period, if any, applicable thereto.

                   8.1.5  BANKRUPTCY.

                          (a) If Guarantor or either Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for it or for any substantial part of its Property, or (v) be adjudicated insolvent.

                          (b)  If any Governmental Body of competent
                   jurisdiction shall enter an order appointing, without consent of the applicable Borrower or Guarantor, a


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



                   custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of such Person's Property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of either Borrower or Guarantor or if any petition for any such relief shall be filed against any such Person and such petition shall not be dismissed or stayed within 60 days.

                   8.1.6 JUDGMENTS. If there shall exist final judgments or awards against any Obligor which shall have been outstanding for a period of 60 days or more from the date of the entry thereof and shall not have been discharged in full or stayed pending appeal, if (i) any such judgment or award not covered by insurance exceeds $50,000 or
         (ii) the aggregate amount of all such judgments and awards against Obligors not covered by insurance exceeds $500,000.

                   8.1.7 IMPAIRMENT OF LICENSES; OTHER AGREEMENTS. If (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any License of either Borrower, the continuation of which is material to the continuation of the Broadcasting Business of CBC, or (B) schedule or conduct a hearing on the renewal of any FCC License necessary for the continuation of such Broadcasting Business or (ii) there shall exist any violation or default in the performance of, or a material failure to comply with any agreement, or condition or term of any FCC License, which violation, default or failure could reasonably be expected to have a Material Adverse Effect, or (iii) any agreement which is necessary to the operation of such Broadcasting Business shall be revoked or terminated and not replaced by a substitute acceptable to the Required Lenders within 30 days after the date of such revocation or termination, and such revocation or termination and non-replacement could reasonably be expected to have a Material Adverse Effect.

                   8.1.8 COLLATERAL. If any material portion of the Collateral shall be seized or taken by a Governmental Body or Person, or Borrowers shall fail to maintain or cause to be maintained the Security Interests and priority of the Loan Instruments as against any Person, or the title and rights of any Obligor to any material portion of the Collateral shall have become the subject matter of litigation which could reasonably be expected to result in impairment or loss of the security provided by the Loan Instruments.

                   8.1.9 INTERRUPTION OF OPERATIONS. If the on-the-air broadcasting operations of CBC Stations in two or more markets shall cease completely at any time for more than 72 hours during any period of 10 consecutive days, unless (i) the broadcasting operations of all or substantially all of the radio stations in the relevant market also are interrupted for a like period of time or (ii) Borrowers shall be receiving during such period proceeds of business interruption insurance sufficient to assure that the per diem consolidated Operating Cash Flow of CBC during such period is at least equal to the average per diem consolidated Operating Cash Flow of CBC preceding the initial date of interruption;


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         provided, however, that, notwithstanding the provisions of clause (ii)
         to the contrary, an Event of Default shall be deemed to occur hereunder if the default described in of this subsection 8.1.9 continues for a period of 120 hours during any period of 20 consecutive days.

                   8.1.10 PLANS. If an event or condition specified in subsection 6.3.10 hereof shall occur or exist with respect to any Pension Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, either Borrower or any ERISA Affiliate shall incur, or in the opinion of the Required Lenders be reasonably likely to incur, a liability to a Pension Plan or Multiemployer Plan or the PBGC (or any of them) which, in the reasonable judgment of the Required Lenders, would have a Material Adverse Effect.

                   8.1.11  CHANGE IN CONTROL; CESSATION OF WILSON'S
         ACTIVITIES. If at any time (i) Guarantor shall cease to own or control all of the CBC Common Stock, (ii) CBC shall cease to own or control all of the capital stock of CLI, (iii) any Person or Affiliate of such Person, other than ABRY Broadcast Partners II, a Delaware limited partnership, and Wilson or their respective Affiliates, own capital stock possessing more than 35% of the voting power of all voting stock of Guarantor, (iv) Wilson shall die, become permanently disabled or cease, for a period in excess of 60 days, to devote his full business time to the operation of CBC's Broadcasting Business, unless Wilson is replaced by a person reasonably acceptable to the Required Lenders within 90 days after such death, disability or cessation or (v) a Change of Control (as defined in the Senior Subordinated Debt Instruments and the Exchangeable Preferred Stock Instruments) shall occur.

                   8.1.12 GUARANTY. If (i) the Guaranty shall cease to be in full force and effect, (ii) Guarantor shall deny or disaffirm its obligations thereunder or (iii) Guarantor shall fail to make any payment thereunder when due.

         8.2  ACCELERATION OF BORROWER'S OBLIGATIONS.  Upon the occurrence of:

                   (a)  any Event of Default described in clauses (ii),
         (iii), (iv) and (v) of subsection 8.1.5(a) or in 8.1.5(b), the Commitments shall automatically terminate and all of Borrowers' Obligations at that time outstanding automatically shall mature and become due, and

                   (b) any other Event of Default, upon the written request of the Required Lenders, and by delivery of written notice to Borrowers from the Agent (unless such Event of Default shall have been waived in writing or remedied), all Commitments shall terminate and all of Borrowers' Obligations shall become immediately due and payable, whereupon all Commitments shall immediately terminate and Borrowers' Obligations immediately shall mature and become due and payable,



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all without presentment, demand, protest or notice (other than notice of the declaration referred to in clause (b) above), all of which hereby are waived.

         8.3 RESCISSION OF ACCELERATION. After acceleration of the maturity of Borrowers' Obligations, if all interest, principal and other amounts which are then due (other than by reason of acceleration) are paid and all Events of Default then existing are waived in accordance with Section 13.6, the Lenders may elect in their sole discretion to rescind the acceleration.

         8.4       REMEDIES ON DEFAULT.

                   8.4.1 REMEDIES UPON ACCELERATION. If Borrowers' Obligations have been accelerated pursuant to Section 8.2, upon the written request and at the direction of the Required Lenders the Agent may:

                          (a) ENFORCEMENT OF SECURITY INTERESTS. Enforce its rights and remedies under the Loan Instruments in accordance with their respective terms.

                          (b) OTHER REMEDIES. Enforce any of the rights or remedies accorded to Lenders and/or Agent at equity or law, by virtue of statute or otherwise.

                   8.4.2 BLOCKAGE NOTICE. Upon the occurrence and during the existence of an Event of Default, other than a default in the payment of principal, interest or any Loan Fees, whether or not Borrowers' Obligations have been accelerated pursuant to Section 8.2, upon the written request and the direction of the Required Lenders, the Agent shall, subject to the limitations set forth in the Note Indenture, send a Blockage Notice (as defined in the Note Indenture) to the trustee under the Note Indenture and the Borrowers imposing a Payment Blockage Period (as defined in the Indenture).

         8.5 APPLICATION OF FUNDS. At any time an Event of Default exists, any funds received by Lenders or Agent pursuant to the exercise of any rights accorded to Lenders and/or Agent pursuant to, or by the operation of any of the terms of, any of the Loan Instruments, including, without limitation, insurance proceeds, condemnation proceeds or proceeds from the sale of Collateral, shall be applied to Borrowers' Obligations in the following order of priority:

                   8.5.1 EXPENSES. First, to the payment of (i) all fees and expenses actually incurred, including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, and all other costs incurred by Agent and Lenders, in exercising any rights accorded to such Persons pursuant to the Loan Instruments or by applicable law, including, without limitation, reasonable attorney's fees, and (ii) all Liens superior to the Liens of Agent except such superior Liens subject to which any sale of the Collateral may have been made.

                   8.5.2 EXISTING PREPAYMENT PREMIUM. Next, to FINOVA in payment of the Existing Prepayment Premium.


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




                   8.5.3 BORROWERS' OBLIGATIONS. Next, to the Lenders in proportion to their respective Ratable Shares of the remaining portion of Borrowers' Obligations.

                   8.5.4 SURPLUS. Any surplus, to the Person or Persons entitled thereto.

         8.6 PERFORMANCE OF BORROWER'S OBLIGATIONS. If Borrowers fail to (i) maintain in force and pay for any insurance policy or bond which Borrowers are required to provide pursuant to any of the Loan Instruments, (ii) keep the Collateral free from all Liens except for Permitted Liens, (iii) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as otherwise permitted pursuant to the terms hereof, (iv) make all payments and perform all acts on the part of Borrowers to be paid or performed in the manner required by the terms hereof and by the terms of the other Loan Instruments with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral, (v) keep fully and perform promptly any other of the obligations of Borrowers hereunder or under any of the other Loan Instruments, and (vi) keep fully and perform promptly the obligations of Borrowers with respect to any issue of Indebtedness for Borrowed Money secured by a Permitted Prior Lien, then Agent may (but shall not be required to) procure and pay for such insurance policy or bond, place such Collateral in good repair and operating condition, pay, contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrowers. Borrowers shall reimburse Agent immediately upon demand for all sums paid or advanced on behalf of Borrowers for any such purpose, together with costs and expenses (including reasonable attorney's fees) paid or incurred by Agent in connection therewith and interest on all sums advanced from the date of advancement until repaid to Agent at the Default Rate. All such sums advanced by Agent, with interest thereon, immediately upon advancement thereof, shall be deemed to be part of Borrowers' Obligations.

         8.7 RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender may have under applicable law, upon the occurrence of any Event of Default, and whether or not any Lender has made any demand or the Borrowers' Obligations have matured, each Lender shall have the right to appropriate and apply to the payment of Borrowers' Obligations all deposits and other obligations then or thereafter owing by such Lender to any Borrower. Each Lender exercising such rights shall notify the Agent thereof and any amount received as a result of the exercise of such rights shall be shared by the Lenders in accordance with their Ratable Shares.


                                   ARTICLE IX

                                   THE AGENT

         9.1 APPOINTMENT. Each Lender hereby irrevocably appoints and authorizes FINOVA to act as Agent for such Lender under this Loan Agreement and to execute and deliver or accept the other Loan Instruments on behalf of such Lender. Each Lender hereby irrevocably


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



authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Loan Agreement and the other Loan Instruments and any other instruments and agreements referred to herein and therein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms of this Loan Agreement, together with such powers as are reasonably incidental thereto. FINOVA agrees to act as the Agent on behalf of the Lenders to the extent provided in this Loan Agreement.

         9.2 DELEGATION OF DUTIES. The Agent may perform any of its respective duties hereunder by or through agents or employees and shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

         9.3  NATURE OF DUTIES; INDEPENDENT CREDIT INVESTIGATION. The
Agent shall have no duties or responsibilities except those expressly set forth in this Loan Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Loan Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Loan Agreement a fiduciary or trust relationship in respect of any Lender, and nothing in this Loan Agreement express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Loan Agreement except as expressly set forth herein. Each Lender expressly acknowledges that (i) the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Obligors shall be deemed to constitute any representation or warranty by the Agent to any Lender and (ii) it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Obligors and the condition and value of the Collateral in connection with this Loan Agreement and the making of the Loans.

         9.4 INSTRUCTIONS FROM LENDERS. The Agent shall have the right to request instructions from the Required Lenders by notice to each of the Lenders. If the Agent shall request instructions from the Lenders with respect to any act or action (including the failure to act) in connection with this Loan Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders, and the Agent shall not incur liability to any Person by reason of so refraining. No Lender shall have any right of action against the Agent as a result of the Agent acting or refraining from acting in accordance with the instructions of the Required Lenders.

         9.5 EXCULPATORY PROVISIONS. None of the Agent or any of its respective directors, officers, employees, agents, attorneys or Affiliates shall (i) be liable to any Lender for any action taken or omitted to be taken by it or them pursuant to any Loan Instruments unless caused by it or its respective directors, officers, employees, agents, attorneys or Affiliates own gross negligence or willful misconduct, (ii) be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or due execution of this Loan Agreement


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



or any other Loan Instruments or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Loan Agreement or any other Loan Instruments, or (iii) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Obligors, the financial condition of the Obligors, or the existence or possible existence of any Event of Default or Incipient Default.

         9.6  REIMBURSEMENT AND INDEMNIFICATION BY LENDERS OF THE AGENT.
Each Lender agrees to reimburse and indemnify the Agent (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do
so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in its capacity as such, in any way relating to or arising out of this Loan Agreement or any other Loan Instruments or any action taken or omitted by the Agent hereunder or thereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

         9.7 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense (other than a liability or expense relating to gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action.

         9.8 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Incipient Default or Event of Default unless the Agent has received written notice from a Lender or the Borrowers referring to this Loan Agreement, describing such Incipient Default or Event of Default and stating that such notice is a "notice of default."

         9.9 RELEASE OF COLLATERAL. The Lenders hereby authorize the Agent to release any Lien granted to Agent upon any Collateral upon (i) termination of the Commitments and payment and satisfaction of all of Borrowers' Obligations or (ii) the request of Borrowers if such release is required pursuant to the terms of any of the Loan Instruments.

         9.10 LENDERS IN THEIR INDIVIDUAL CAPACITIES. With respect to the Commitments and the Loans made by it, the Agent shall have the same rights and powers as any other Lender and may exercise the same as thought it were not the Agent, and the term "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates and each of the Lenders and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for,


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



act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Obligors and their Affiliates as though such Lender were not a Lender hereunder.

         9.11 HOLDERS OF NOTES. The Agent may deem and treat any payee of any Note as the owner hereof for all purposes unless and until the Agent receives an Assignment and Acceptance with respect thereto. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         9.12 SUCCESSOR AGENT. The Agent may resign at any time by giving not less than 30 days' prior written notice to the Borrowers and the other Lenders and the Agent may be removed at any time with or without cause by the Required Lenders. The Required Lenders shall have the right to appoint a successor Agent with the consent of Borrowers, which consent shall not be unreasonably withheld. If a successor Agent is not appointed within 30 days following the Agent's notice of its resignation or its removal, the Agent shall appoint a successor agent who shall serve as Agent until such time as the Required Lenders appoint a successor Agent. Upon its appointment, such successor Agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent, the provisions of this Article IX shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was the Agent.

         9.13 DELIVERY OF INFORMATION. The Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, reports, notices, communications or other information received by the Agent from the Obligors or any other Person under or in connection with any Loan Instruments except (i) as specifically provided in the Loan Instruments or (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Agent at the time of receipt of such request and then only in accordance with such specific request.

         9.14 BENEFICIARIES. Except as expressly provided in this Loan Agreement, the provisions of this Article IX are solely for the benefit of the Agent and the Lenders, and the Obligors shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Loan Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Obligors.




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                                   ARTICLE X

                       LOAN ASSIGNMENT AND PARTICIPATION

         10.1      ASSIGNMENT TO OTHER LENDERS.

                   10.1.1 ASSIGNMENT. Each Lender may assign to one of its affiliates and may, with the written consent of Borrowers which shall not be unreasonably withheld, assign to one or more other financial institutions all or any portion of its Commitment and its rights and obligations under this Loan Agreement with respect thereto (a "Loan Assignment"), provided, however, that (i) each Loan Assignment shall be of a constant, and not a varying, percentage of all rights and obligations of such Lender under this Loan Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such Loan Assignment shall not be less than the lesser of $5,000,000 or the remaining amount of such Lender's Commitment and shall be in integral multiples of $1,000,000 in excess thereof, and
         (iii) the parties to each such Loan Assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with any Note or Notes subject to such assignment.

                   10.1.2 EFFECT OF ASSIGNMENT. Upon the execution, delivery, acceptance and recording of an Assignment and Acceptance (i) the Assignee thereunder shall be a party to this Loan Agreement and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Loan Agreement.

                   10.1.3 REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names, addresses, and Commitments of the Lenders (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                   10.1.4 SUBSTITUTION OF NOTES. Simultaneously with the delivery by Agent to Borrowers of any Note which is the subject of a Loan Assignment which is marked "canceled," Borrowers shall execute and deliver to Agent for delivery to (i) the applicable Assignee, a Note payable to the order of such Assignee in an amount equal to the amount assigned to such Assignee, and (ii) the assigning Lender, a Note payable to the order of such Lender in an amount equal to the amount retained by such Lender, each such Note to be substantially in the form of the canceled Note.


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




         10.2 PARTICIPATIONS. Each Lender shall have the right to sell Participations in all or any portion of its rights and obligations under this Loan Agreement. In the event of the sale of a Participation, the obligations of the Lender selling such a Participation shall remain unchanged, such Lender shall remain solely responsible to the other parties to this Loan Agreement for the performance thereof, such Lender shall remain the holder of any Note which previously has been delivered to Lender pursuant to the terms of this Loan Agreement, and Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Loan Agreement.


                                   ARTICLE XI

                                    CLOSING

         The Closing Date shall be such date as the parties shall determine, and the Closing shall take place on such date, provided all conditions for the Closing as set forth in this Loan Agreement have been satisfied or otherwise waived by the Lenders. The Closing shall occur at such place as the parties hereto shall agree. Unless the Closing occurs on or before July 31, 1997, this Loan Agreement shall terminate and be of no further force or effect and, except for any obligation of Borrowers to Agent and Lenders pursuant to Article XII, none of the parties hereto shall have any further obligation to any other party.


                                  ARTICLE XII

                             EXPENSES AND INDEMNITY

         12.1 ATTORNEY'S FEES AND OTHER FEES AND EXPENSES. Whether or not any of the transactions contemplated by this Loan Agreement shall be consummated, Borrowers agree to pay to Agent and Lenders on demand all expenses incurred by Agent and Lenders in connection with the transactions contemplated hereby and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Loan Instruments, including, without limitation:

                   12.1.1 FEES AND EXPENSES FOR PREPARATION OF LOAN INSTRUMENTS. All expenses and disbursements (including, without limitation, charges for required mortgagee's title insurance, lien searches, reproduction of documents, long distance telephone calls, overnight express carriers, appraisal fees, recording charges and environmental audit fees) and reasonable attorney's fees actually incurred by Agent and Lenders in connection with the (i) preparation, review and negotiation of the Loan Instruments or any amendments, modifications or waivers thereto or any documents delivered pursuant thereto and (ii) administration of the Loans.



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



                   12.1.2 FEES AND EXPENSES IN ENFORCEMENT OF RIGHTS OR DEFENSE OF LOAN INSTRUMENTS. Any expenses or other costs, including reasonable attorney's fees and expert witness fees, actually incurred by Agent and Lenders in connection with the enforcement or collection against any Obligor of any provision of any of the Loan Instruments, and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Body or any other Person with respect to any of the Loan Instruments, whether or not suit is instituted, including, but not limited to, such costs or expenses arising from the enforcement or collection against any Obligor of any provision of any of the Loan Instruments in workout or restructuring or in any state or federal bankruptcy or reorganization proceeding.

         12.2 INDEMNITY. Borrowers agree to indemnify and save Agent and Lenders harmless of and from the following:

                   12.2.1 BROKERAGE FEES. The fees, if any, of brokers and finders engaged by Borrowers.

                   12.2.2 GENERAL. Any loss, cost, liability, damage or expense (including reasonable attorney's fees and expenses) incurred by Agent and Lenders in investigating, preparing for, defending against, providing evidence, producing documents or taking other action in respect of any commenced or threatened litigation, administrative proceeding, suit instituted by any Person or investigation under any law, including any federal securities law, the Bankruptcy Code, any relevant state corporate statute or any other securities law, bankruptcy law or law affecting creditors generally of any jurisdiction, or any regulation pertaining to any of the foregoing, or at common law or otherwise, relating, directly or indirectly, to the transactions contemplated by or referred to in, or any other matter related to, the Loan Instruments, whether or not Agent or any Lender is a party to such litigation, proceeding or suit, or is subject to such investigation.

                   12.2.3 OPERATION OF COLLATERAL; JOINT VENTURERS. Any loss, cost, liability, damage or expense (including reasonable attorney's fees and expenses) incurred in connection with the ownership, operation or maintenance of the Collateral, the construction of Agent or any Lender and Borrowers as having the relationship of joint venturers or partners or the determination that Agent or any Lender has acted as agent for any Borrower.

                   12.2.4 ENVIRONMENTAL INDEMNITY. Any and all claims, losses, damages, response costs, clean-up costs and expenses suffered and/or incurred at any time by Agent and any Lender arising out of or in any way relating to the existence at any time of any Hazardous Materials in, on, under, at, transported to or from, or used in the construction and/or renovation of, any of the Real Property or Leasehold Property, or otherwise with respect to any Environmental Law, and/or the failure of either Borrower to perform its obligations and covenants hereunder with respect to environmental matters, including, but not limited to: (i) claims of any Persons for damages, penalties, response


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



         costs, clean-up costs, injunctive or other relief, (ii) costs of removal and restoration, including fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any Governmental Body, and (iii) any expenses or obligations, including attorney's fees and expert witness fees, incurred at, before and after any trial or other proceeding before any Governmental Body or appeal therefrom whether or not taxable as costs, including, without limitation, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Borrowers to Agent or such Lender, when incurred by Agent or such Lender.


                                  ARTICLE XIII

                                 MISCELLANEOUS

         13.1 NOTICES. All notices and communications under this Loan Agreement shall be in writing and shall be (i) delivered in person, (ii) sent by telecopy, or (iii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

         To Borrowers:              c/o Citadel Broadcasting Company
                                    140 South Ash Avenue
                                    Tempe, Arizona 85281
                                    Attention:    Donna L. Heffner
                                                  Chief Financial Officer
                                    Telecopy No.: (602) 731-5229


         Copy (which shall          Osborn Maledon
         not constitute             2929 North Central Avenue
         notice hereunder) to:      Suite 2100
                                    Phoenix, Arizona 85012
                                    Attention:    Michelle M. Matiski, Esq.
                                    Telecopy No.: (602) 640-6060

                                             and

                                    Eckert Seamans Cherin & Mellott
                                    600 Grant Street
                                    42nd Floor Pittsburgh, Pennsylvania 15219
                                    Attention:    Bryan D. Rosenberger, Esq.
                                    Telecopy No.: (412) 566-6099




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



         To Agent:                  FINOVA Capital Corporation
                                    311 South Wacker Drive
                                    Suite 4400
                                    Chicago, Illinois 60606
                                    Attention:    Matthew M. Breyne
                                                  Group Vice President
                                    Telecopy No.: (312) 322-3530

         Copy (which shall not      FINOVA Capital Corporation
         constitute notice          1850 N. Central Avenue
         hereunder) to:             Phoenix, Arizona 85002-2209
                                    Attention:    Vice President, Law
                                    Telecopy No.: (602) 207-5036

         Copy (which shall not      Katten Muchin & Zavis
         constitute notice          525 West Monroe Street, Suite 1600
         hereunder) to:             Chicago, Illinois  60661
                                    Attention: Maurice Jacobs, Esq.
                                    Telecopy No.: (312) 902-1061

         To Any Other Lender:       Its address indicated on the signature page
                                    hereto, an Assignment and Acceptance or a notice to the other parties hereto.

or to any other address or telecopy number, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 13.1 shall be deemed received (i) if personally delivered, then on the Business Day of delivery,
(ii) if sent by telecopy before 2:00 p.m. Chicago time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Chicago time, then on the next Business Day, (iii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight, express carrier or by hand.

         13.2 SURVIVAL OF LOAN AGREEMENT; INDEMNITIES. All covenants, agreements, representations and warranties made in this Loan Agreement and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loans and the execution and delivery to Lenders of the Notes and of all other Loan Instruments, and shall continue in full force and effect so long as any of Borrowers' Obligations remain outstanding, unperformed or unpaid. Notwithstanding the repayment of all amounts due under the Loan Instruments, the cancellation of the Notes and the release and/or cancellation of any and all of the Loan Instruments or the foreclosure of any Liens on the Collateral, the obligations of Borrowers to indemnify Agent and Lenders with respect to the expenses, damages, losses, costs and liabilities described in


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



Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions which may be brought against Agent or any Lender have run.

         13.3 FURTHER ASSURANCE. From time to time, Borrowers shall execute and deliver to Agent and Lenders such additional documents as Agent or such Lenders reasonably may require to carry out the purposes of the Loan Instruments and to protect the rights of the Agent and Lenders thereunder, including, without limitation, using their best efforts in the event any Collateral is to be sold to secure the approval by any Governmental Body of any application required by such Governmental Body in connection with such sale, and not take any action inconsistent with such sale or the purposes of the Loan Instruments.

         13.4 TAXES AND FEES. Should any tax (other than taxes based upon the net income of any Lender), recording or filing fees become payable in respect of any of the Loan Instruments, or any amendment, modification or supplement thereof, Borrowers agree to pay the same on demand, together with any interest or penalties thereon attributable to any delay by Borrowers in meeting any Lender's demand, and agrees to hold Lenders harmless with respect thereto.

         13.5 SEVERABILITY. In the event that any provision of this Loan Agreement is deemed to be invalid by reason of the operation of any law, including, but not limited to, any of the rules and regulations and policies of the FCC, or by reason of the interpretation placed thereon by any court or the FCC or any other Governmental Body, as applicable, this Loan Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         13.6 WAIVERS AND AMENDMENTS. No delay on the part of Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege. No modification or waiver of any provision of any of the Loan Instruments shall be effective unless in writing and signed by the Required Lenders or the Agent on their behalf, except that the written consent of all the Lenders is required to (i) increase the Commitments; (ii) reduce the principal of or interest on any Note or any Loan Fee; (iii) postpone any date fixed for any payment of principal on or interest on any Note or any fee due hereunder; (iv) amend or waive this Section 13.6, Section 13.9 or the definition of "Required Lenders"; (v) release Guarantor from its obligations under the Guaranty; or (vi) release any liens upon the Collateral, except such release upon the sale of any Collateral in a Permitted Disposition, as permitted by clause (i) of Section 7.11 and as otherwise expressly provided in this Loan Agreement.

         13.7 JOINT AND SEVERAL LIABILITY. The obligations of the Borrowers are joint and several.



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         13.8  CAPTIONS.  The headings in this Loan Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         13.9 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, subject to the limitations set forth in Article X. Borrowers may not assign any of their rights or obligations hereunder without the consent of all Lenders

         13.10 REMEDIES CUMULATIVE. All rights and remedies of Agent and Lenders pursuant to this Loan Agreement, any other Loan Instruments or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. Neither Agent nor any Lender shall be required to prosecute collection, enforcement or other remedies against any Obligor before proceeding against any other Obligor or to enforce or resort to any security, liens, collateral or other rights of Agent or Lenders. One or more successive actions may be brought against Obligors, either in the same action or in separate actions, as often as Lenders deem advisable, until all of Borrowers' Obligations are paid and performed in full.

         13.11 ENTIRE AGREEMENT; CONFLICT. This Loan Agreement and the other Loan Instruments executed prior or pursuant hereto constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereby or thereby and supersede any prior agreements, whether written or oral, relating to the subject matter hereof. In the event of a conflict between the terms and conditions set forth herein and the terms and conditions set forth in any other Loan Instrument, the terms and conditions set forth herein shall govern.

         13.12 APPLICABLE LAW. THE LOAN INSTRUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA. FOR PURPOSES OF THIS SECTION 13.12, THE LOAN INSTRUMENTS SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

         13.13  JURISDICTION AND VENUE. BORROWERS HEREBY AGREE THAT ALL
ACTIONS OR PROCEEDINGS INITIATED BY ANY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN INSTRUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF AGENT OR ANY LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH AGENT OR SUCH LENDER SHALL INITIATE OR TO WHICH AGENT OR SUCH LENDER SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. BORROWERS HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY AGENT OR ANY LENDER IN OR REMOVED BY AGENT OR ANY LENDER TO ANY OF SUCH COURTS, AND HEREBY AGREE THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE SERVED IN THE MANNER


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



PROVIDED FOR NOTICES HEREIN, AND AGREE THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWERS AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO SECTION 13.1. BORROWERS WAIVE ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PROVIDED BY LAW, SHOULD ANY BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST SUCH BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWERS SET FORTH IN THIS SECTION 13.13 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY AGENT OR ANY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWERS HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

         13.14 WAIVER OF RIGHT TO JURY TRIAL. AGENT, LENDERS AND BORROWERS ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN INSTRUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         13.15 TIME OF ESSENCE. TIME IS OF THE ESSENCE FOR THE PERFORMANCE BY BORROWERS OF THE OBLIGATIONS SET FORTH IN THIS LOAN AGREEMENT AND THE OTHER LOAN INSTRUMENTS.

         13.16 ESTOPPEL CERTIFICATE. Within 15 days after Agent requests Borrowers to do so, Borrowers will execute and deliver to Agent or such Lender as Agent may direct a statement certifying (i) that this Loan Agreement is in full force and effect and has not been modified except as described in such statement, (ii) the date to which interest on the Notes has been paid, (iii) the Principal Balance, (iv) whether or not to its knowledge an Event of Default has occurred and is continuing, and, if so, specifying in reasonable detail each such Event of Default of which it has knowledge, (v) whether to its knowledge it has any defense, setoff or counterclaim to the payment of the Note in accordance with its terms, and, if so, specifying each defense, setoff or counterclaim of which it has knowledge in reasonable detail (including where applicable the amount thereof), and (vi) as to any other matter reasonably requested by Agent.


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




         13.17 CONSEQUENTIAL DAMAGES. Neither Agent nor any Lender nor any agent or attorney of Agent or such Lender shall be liable to Borrowers for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Borrowers' Obligations.

         13.18 COUNTERPARTS. This Loan Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

         13.19 NO FIDUCIARY RELATIONSHIP. No provision in this Loan Agreement or in any other Loan Instrument, and no course of dealing among the parties hereto, shall be deemed to create any fiduciary duty by Agent or any Lender to Borrowers.

         13.20 NOTICE OF BREACH BY AGENT AND LENDERS. Borrowers agree to give Agent and each Lender written notice of (i) any action or inaction by Agent or any Lender or any agent or attorney of Agent or such Lender in connection with the Loan Instruments that may be actionable against Agent or such Lender or any agent or attorney of Agent or such Lender or (ii) any defense to the payment of Borrowers' Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty implied by law.

         13.21  CONFIDENTIALITY. Except as provided for in the Loan
Instruments and except as necessary to enable Lender to realize upon Borrowers' Obligations and except as necessary in connection with the administration or enforcement of Agent's and Lenders' rights under the Loan Instruments, neither Agent nor any Lender shall disclose any information relative to the Broadcasting Business or Related Business of any Borrower designated by such Borrower as confidential to any Person without the prior written consent of such Borrower, except that Agent and Lenders may disclose any such information
(i) in connection with any proposed Loan Assignment or Participation as long as Agent and Lenders require each of the Persons to whom such information is disclosed to keep it confidential in accordance with this Section 13.21, (ii) which otherwise is in the public domain, (iii) to the extent required by applicable law or any rule, regulation, decree, order or injunction of any Governmental Body or (iv) which is obtained by Agent or any Lender from a third party not known to Agent or any Lender to be under an obligation of confidentiality to Borrowers.

         13.22 GOVERNMENTAL APPROVAL. Notwithstanding anything to the contrary contained herein or in any other Loan Instrument, no party hereto shall take any action that would constitute or result in the transfer or assignment of any FCC license, or other license, permit or authority issued by any Governmental Body, or a transfer of control over any such license, permit or authorization, if such assignment or transfer would require the prior approval of and/or notice to any Governmental Body, without such party first having notified such Governmental Body of any such assignment or transfer and, if required, obtaining the approval of such Governmental Body therefor.

                    [remainder of page intentionally blank]


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



         IN WITNESS WHEREOF, this Loan Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                                        CITADEL BROADCASTING COMPANY, a Nevada
                                        corporation, and CITADEL LICENSE, INC.,
                                        a Nevada corporation


                                        By: /s/ Lawrence R. Wilson
                                           ------------------------------------
                                            Lawrence R. Wilson
                                            President of each corporation


                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation, individually and as Agent


                                        By: /s/ Matthew M. Breyne
                                           ------------------------------------
                                            Matthew M. Breyne
                                            Group  Vice President


                                        BANKBOSTON, N.A.


                                        By: /s/ M. S. Denomme
                                           ------------------------------------
                                            Name:  Mark S. Denomme
                                                 ------------------------------
                                            Title: Director
                                                  -----------------------------


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ Roselyn Reid
                                           ------------------------------------
                                            Name: Roselyn Reid
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


(Signatures continued on next page)


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(Signatures continued from previous page)


                                        THE BANK OF NEW YORK


                                        By: /s/ Geoffrey Brooks
                                           ---------------------------------
                                            Name:  Geoffrey C. Brooks
                                                 ---------------------------
                                            Title: Vice President
                                                  --------------------------


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ Bryan G. Peterman
                                           ---------------------------------
                                            Name:  Bryan G. Peterman
                                                 ---------------------------
                                            Title: Vice President
                                                  --------------------------


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